                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [X] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [ ] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           INTERFACE SYSTEMS, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                                     N.A.
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                                                                PRELIMINARY COPY
                            INTERFACE SYSTEMS, INC.

                              5855 INTERFACE DRIVE
                           ANN ARBOR, MICHIGAN 48103

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held February 20, 1998


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Interface Systems, Inc., a Delaware corporation, will be held at Weber's Inn, 3050 Jackson Road, Ann Arbor, Michigan on Friday, February 20, 1998 at 10:00 a.m. local time, for the following purposes:

         1. To elect six directors who will serve until the Annual Meeting of Stockholders in 1999.

         2. To consider and act upon the approval of a change in the Company's state of incorporation from Delaware to Michigan.

         3. To consider and act upon the adoption of the Employee Stock Purchase Plan.

         4. To consider and act upon the approval of an amendment to the 1993 Stock Plan for Non-Employee Directors to provide the Board of Directors with discretionary authority to grant options under such plan from time to time for such number of shares of Common Stock and upon such other terms as it may designate.

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on December 31, 1997 are entitled to notice of, and to vote at, the Annual Meeting. You are cordially invited to attend. However, whether you expect to be present at the meeting or not, please execute and return the enclosed proxy which is solicited by the Board of Directors. The proxy is revocable and will not affect your right to vote in person if you attend.

                                        By Order of the Board of Directors,



                                        Robert A. Nero, President
Ann Arbor, Michigan
January 20, 1998

                            INTERFACE SYSTEMS, INC.
                                PROXY STATEMENT
                      1998 ANNUAL MEETING OF STOCKHOLDERS


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Interface Systems, Inc. (the "Company"), to be used at the Annual Meeting of Stockholders of the Company to be held on Friday, February 20, 1998, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement. Any stockholder giving a proxy in the accompanying form may revoke it at any time prior to its exercise. The expense of solicitation of proxies will be borne by the Company. This Proxy Statement and form of proxy are being first sent to or given to stockholders of the Company on or about January 20, 1998. The mailing address of the Company's principal executive offices is 5855 Interface Drive, Ann Arbor, Michigan 48103.

         The Company's Annual Report to Stockholders for the year ended September 30, 1997 is enclosed herewith.

         Only stockholders of record at the close of business on December 31, 1997 will be entitled to vote at the meeting or any adjournment thereof. On that date, 4,424,944 shares of Common Stock, $.10 par value per share (the "Common Stock") were issued and outstanding. Each stockholder is entitled to one vote for each share held of record on the record date. Shares cannot be voted at the Annual Meeting unless the holder is present in person or represented by proxy. Ten days before the Annual Meeting a complete list of stockholders entitled to vote at the meeting will be open to examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the Company's principal offices.

         Shares represented by a proxy in the accompanying form, unless previously revoked, will be voted at the meeting if the proxy, properly executed, is received by the Company before the close of business on February 19, 1998. Shares represented by a proxy received after that time will be voted if the proxy is received by the Company in sufficient time to permit the necessary examination and tabulation of the proxy before a vote is taken. Stockholders who execute a proxy in the accompanying form may nevertheless revoke the proxy at any time before it is exercised by giving written notice to the Secretary of the Company bearing a later date than the proxy, by submitting a later-dated proxy, or by voting the shares represented by such proxy in person at the Annual Meeting.

                 The election of directors will require the affirmative vote of a plurality of the shares of Common Stock represented and voting in person or by proxy and entitled to vote at the Annual Meeting. The proposal to change the Company's state of incorporation from Delaware to Michigan will require the affirmative vote of a majority of the outstanding shares of Common Stock. The adoption of the proposals relating to the approval of (i) the Employee Stock Purchase Plan and (ii) the amendment to the 1993 Stock Plan for Non-Employee Directors to provide the Board of





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

Directors with discretionary authority to grant options under such plan, will require the affirmative vote of a majority of the Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In determining whether any proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and have the same effect as a vote against the proposal. Abstentions and broker non-votes will not be counted as votes cast in connection with determining the plurality required to elect a director and will have no effect on the outcome of that vote.





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

                       MATTERS TO COME BEFORE THE MEETING


I.       ELECTION OF DIRECTORS

         Six directors will be elected, each to hold office until the Company's 1999 Annual Meeting and until his successor is elected and qualified, or until the director's resignation or removal. All of the nominees are currently directors of the Company. The individuals who will be nominated by the Board of Directors for election at the Annual Meeting are listed below. If, as a result of circumstances not now known or foreseen, any of such nominees shall be unavailable to serve as a director, proxies will be voted for the election of such other person or persons as management may select.

         Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy entitled to vote at the meeting. PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNLESS THE SPECIFICATION IS MARKED ON THE PROXY INDICATING THAT AUTHORITY TO DO SO IS WITHHELD.





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


                                                                                     First Elected
                                                                                          or
Name and Age                            Principal Occupation                       Appointed Director
------------                            --------------------                       ------------------
Garnel F. Graber, 66                    Retired                                           1974


Robert A. Nero, 51                      President and Chief                               1997
                                        Executive Officer of
                                        the Company

Bruce E. Rhoades, 49                    President, Bruce E. Rhoades                       1997
                                        Consulting, Inc., a business
                                        consulting firm

David C. Seigle, 58                     President, Technology Edge,                       1969
                                        Inc., a franchisor of
                                        computer resellers

Robert A. Seigle, 70                    President of Concord                              1969
                                        Personnel, Inc., a
                                        personnel recruiting company

Lloyd A. Semple, 58                     Attorney and Chairman                             1996
                                        Dykema Gossett PLLC,
                                        a Detroit, Michigan law firm


         Mr. Nero was appointed President and Chief Executive Officer of the Company in January 1997. Prior to that time, he was from 1994 to 1996, President of Bell & Howell PSC and, from 1989 to 1994, Vice President of Legent Corp.

         Mr. Graber retired in 1994, prior to which time he was Chairman and Chief Executive Officer of Applied Dynamics International for at least the five years preceding the date of his retirement. Mr. Graber also serves on the Board of Directors of Nematron Corporation.

         Mr. Rhoades has been President of Bruce E. Rhoades Consulting, Inc. since April 1995. Prior to that time, Mr. Rhoades was, from 1992- 1995, Vice President of Strategy and Business Development of Lexis - Nexis, Inc., an electronic information retrieval company and a division of Mead Corp.

         Mr. David C. Seigle retired in November 1991 and, in 1996, became the President of Technology Edge, Inc. Prior to his retirement in 1991, Mr. Seigle was Vice President of File Net Corporation, a manufacturer of document image processors.

         Mr. Robert A. Seigle has served as President of Concord Personnel, a personnel recruting company, for over five years.



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



         Mr. Semple has been an attorney with Dykema Gossett PLLC for 33 years and Chairman of such law firm since January 1, 1996. Dykema Gossett provides legal services to the Company.

         David C. Seigle and Robert A. Seigle are first cousins.

MEETINGS AND COMMITTEES OF THE BOARD

         During the Company's fiscal year ended September 30, 1997, the Board of Directors held six meetings and the Compensation Committee and Audit Committee met two times and one time, respectively. The Compensation Committee is responsible for recommending salaries and other compensation arrangements for officers of the Company and performing such functions as may be delegated to it under the provisions of any bonus, stock option or other compensation plan adopted by the Company. The Compensation Committee currently consists of five directors who are not employees of the Company (i.e., Messrs. Graber, Rhoades, Semple, Robert A. Seigle and David C. Seigle).

         The Audit Committee also consists of the five directors listed above who are not employees of the Company. The Audit Committee has authority to recommend to the Board the independent public accountants to serve as auditors, review with the independent auditors the annual audit plan, the financial statements, the auditors' report and their evaluation and recommendations concerning the Company's internal controls.

         During the fiscal year ended September 30, 1997, each director attended 75% or more of all Board meetings and 75% or more of the meetings held by all committees of the Board on which such director served.

II. PROPOSAL TO APPROVE A CHANGE IN THE COMPANY'S STATE OF INCORPORATION FROM DELAWARE TO MICHIGAN

INTRODUCTION

         At the Annual Meeting, the stockholders of the Company will consider and vote upon a proposal to change the state of incorporation of the Company from Delaware to Michigan (the "Reincorporation Proposal") by adoption of the Agreement and Plan of Merger (the "Merger Agreement"), attached hereto as Appendix A. The Company's Board of Directors has unanimously approved the Reincorporation Proposal and, for the reasons set forth below, believes that approval of the Reincorporation Proposal is in the best interests of the Company and its stockholders. Approval of the Reincorporation Proposal will effect a change in the legal domicile of the Company and certain other changes described in this Proxy Statement.

         Stockholder approval of the Reincorporation Proposal will constitute approval of: (i) the Merger Agreement and all transactions relating to it; and
(ii) the change of the name of the surviving corporation from "Michigan Interface Systems, Inc." to "Interface Systems, Inc."





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



         The following discussion summarizes certain aspects of the Reincorporation Proposal. This summary is not intended to be complete and is qualified in its entirety by reference to the Merger Agreement attached hereto as Appendix A and to Michigan Interface Systems, Inc.'s Articles of Incorporation ("Articles") and Bylaws, attached hereto as Appendices B and C.

THE MERGER

         The proposed reincorporation will be accomplished by merging the Company into a wholly-owned subsidiary of the Company ("Michigan Interface Systems, Inc.") formed under the laws of the State of Michigan solely for the purpose of reincorporating the Company in that state. Immediately prior to the Effective Time of the Merger (as defined in the Merger Agreement), Michigan Interface Systems, Inc. will have no operating history, assets or liabilities. The Merger Agreement provides that the Merger may be abandoned at any time prior to the Effective Time of the Merger at the discretion of the Board of Directors of the Company.

         Approval of the Reincorporation Proposal will not result in any change in the name, business, management, location of the principal executive officers, assets or liabilities of the Company. The Board of Directors of Michigan Interface Systems, Inc. will be comprised of the six (6) nominees for election as directors of the Company who are currently serving as directors of the Company (assuming their re-election -- See "Election of Directors"). Each of the officers of Michigan Interface Systems, Inc. is currently serving as an officer of the Company.

         Michigan Interface Systems, Inc. will succeed to all assets and liabilities of the Company. The stated purposes of Michigan Interface Systems, Inc., as set forth in its Articles, will permit the Company in the future to enter into any lawful business activity, with such power and authority as is equivalent to the Company's current status under Delaware law and its present Certificate of Incorporation.

         Pursuant to the Merger Agreement, at the Effective Time of the Merger, each outstanding share of the Company's Common Stock, par value $ 0.10 per share, will automatically be converted into one share of Common Stock of Michigan Interface Systems, Inc., the surviving corporation. Each outstanding certificate representing shares of the Company's Common Stock will continue to represent the same number of shares of Michigan Interface Systems, Inc. Common Stock. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF MICHIGAN INTERFACE SYSTEMS, INC. The Company's Common Stock will continue to be traded on the Nasdaq Stock Market National Market as at the present time. Delivery of the Company's Common Stock certificates will constitute "good delivery" for transactions following the Merger.

         The Company's stock option and stock purchase plans will be continued by Michigan Interface Systems, Inc., and each option or other right with respect to the Company's Common Stock issued pursuant to such plans will automatically be converted into an option or right with respect to the same number of shares of Michigan Interface Systems, Inc. Common Stock, upon the same terms





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

and subject to the same conditions as set forth in the applicable plan. Other employee benefit plans and arrangements of the Company will be continued by Michigan Interface Systems, Inc. upon the terms and subject to the conditions currently in effect.

         If the Company's stockholders approve the Reincorporation Proposal, the Merger will take effect on the date upon which the Certificate of Merger is filed with the appropriate offices of the States of Michigan and Delaware, which filing is anticipated to be as soon as practicable after approval of the Merger Agreement by the Company's stockholders.

PURPOSE OF PROPOSED REINCORPORATION

         The Board of Directors of the Company believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from Delaware to Michigan. The Company was organized under the laws of the State of Delaware in 1969 as a result of the consolidation of Kencorp, Inc. with Interface, Inc. The Board of Directors has determined that the Company can reincorporate in Michigan and maintain substantially all of the benefits of doing business as a Delaware corporation, but without the significant tax burden imposed by the State of Delaware, as described below. The Company's executive offices are located in Michigan and the Reincorporation Proposal is consistent with the Company's strong connections to the State of Michigan.

         The Delaware annual franchise taxes are significantly greater than those Michigan imposes on corporations organized under its laws. The Delaware franchise tax for the Company was approximately $22,000 in 1996 and is expected to be approximately $27,000 in 1997. The fees for the Company, if incorporated in Michigan, would be an initial fee of approximately $8,810 and a $15 annual fee thereafter.

COMPARISON OF STOCKHOLDERS RIGHTS

GENERAL

         Upon consummation of the Merger, the Company will be governed by the Articles of Incorporation and Bylaws of Michigan Interface Systems, Inc. and the Michigan Business Corporation Act ("Michigan Law"), which differ in some respects from the Company's Certificate of Incorporation and Bylaws and the General Corporation Law of Delaware ("Delaware Law"). The Articles of Incorporation and Bylaws of Michigan Interface Systems, Inc. are attached to this Proxy Statement as Appendices B and C, respectively. If the Reincorporation Proposal is approved, Article I of the Articles of Incorporation of Michigan Interface Systems, Inc. will be amended to change the name of Michigan Interface Systems, Inc. to "Interface Systems, Inc."

         Although it is impractical to note all of such differences, the following is a summary of certain differences which may affect the rights and
interests of the Company's stockholders.   Except





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

as set forth below, the Board does not believe that the reincorporation would materially affect the rights of the stockholders of the Company.

ANTI-TAKEOVER PROVISIONS

         Delaware Law prohibits certain transactions between a Delaware corporation and an "interested stockholder," which is defined as a person that is directly or indirectly a beneficial owner of 15% or more of the voting power of the outstanding voting stock of a Delaware corporation and such persons' affiliates and associates. This provision prohibits certain business combinations (defined broadly to include mergers, consolidations, sales, leases, exchanges, mortgages, pledges, transfers, or other dispositions of assets having an aggregate value equal to 10% or more of either the consolidated assets of the corporation or the aggregate market value of all the outstanding stock of the corporation, and certain other transactions) between an interested stockholder and a corporation for a period of three (3) years after the date the interested stockholder became an interested stockholder. However, the prohibition does not apply if: (i) the business combination or the transaction which resulted in the interested stockholder becoming an interested stockholder is approved by the corporation's board of directors prior to such time; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, such stockholder owned at least 85% of the voting stock of the corporation (excluding shares held by directors of the corporation who are also officers and shares held under certain employee stock plans); or (iii) at or subsequent to such time the business combination is approved by a majority of the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder. This provision of Delaware Law applies automatically to a Delaware corporation unless otherwise provided in its certificate of incorporation or bylaws, it has less than 2,000 stockholders of record, it does not have voting stock listed on a national securities exchange or listed or authorized for quotation on the Nasdaq Stock Market, or certain other circumstances.

         Michigan Interface Systems, Inc. automatically will become subject to Chapters 7A and 7B of Michigan Law at the Effective Time of the Merger.
Chapter 7A of Michigan Law provides that business combinations between a Michigan corporation which is subject to Chapter 7A and a beneficial owner of 10% or more of the voting power of such corporation require an advisory statement from the board of directors and the approval by an affirmative vote of at least 90% of the votes of each class of stock entitled to be cast and at least 2/3 of the votes of each class of stock entitled to be cast other than shares owned by such 10% owner. Such requirements will not apply if (i) the corporation's board of directors approves the transaction prior to the time that the 10% owner becomes such or (ii) the transaction satisfies certain fairness standards, certain other conditions are met and the 10% owner has been such for at least five years.


         Chapter 7B of Michigan Law provides that, "control shares" of a corporation subject to Chapter 7B that are acquired in a control share acquisition have no voting rights except as granted by the corporation. "Control shares" are shares that, when added to all shares previously owned by





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a stockholder, increase such stockholder's voting stock to 20% or more, 33 1/3%
or more or a majority of the outstanding voting power of the corporation. A control share acquisition must be approved by a majority of the votes cast by the corporation's stockholders entitled to vote, excluding shares owned by the acquirer and certain officers and directors. Delaware Law has no similar provision.


LIMITATION ON DIRECTORS' LIABILITY

         The Company's Certificate of Incorporation provides that a director shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; (iii) under Section 174 of the Delaware Law (involving unlawful payments of dividends or unlawful stock repurchases or redemption); or (iv) for any transactions from which the director derived an improper personal benefit. The Certificate also provides that if the Delaware Law is amended to permit further limiting of the personal liability of directors of the Company, then the liability of the Company's directors to the Company and its stockholders shall be limited to the fullest extent permitted by such law, as amended.

         The Articles of Michigan Interface Systems, Inc. limit the liability of directors to the corporation or its stockholders to the fullest extent permitted by Michigan Law. Directors would not be personally liable to Michigan Interface Systems, Inc. or its stockholders for monetary damages for breach of fiduciary duty as a director; except for (i) the amount of a financial benefit received by a director to which he or she is not entitled;
(ii) intentional infliction of harm on the corporation or the shareholders;
(iii) a violation of Section 551 of Michigan Law (involving unlawful distributions to stockholders and loans to directors, officers or employee contrary to Michigan Law); or (iv) an intentional criminal act. The Articles also provide that if Michigan Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors of Michigan Interface Systems, Inc. shall be eliminated or limited to the fullest extent permitted by Michigan Law, as amended.

PAYMENT OF DIVIDENDS

         Under Delaware Law, a corporation may generally pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, unless the capital of the corporation has been diminished by depreciation in the value of its property, losses, or otherwise, to an amount less than the aggregate amount of the capital represented by issued outstanding stock of all classes having a preference upon the distribution of assets. A Michigan corporation may not pay dividends or make any other distribution to its stockholders if, after giving effect to the payment, the corporation would not be able to pay its debts as they became due in the usual course of business, or the corporation's assets would be less than its liabilities plus, unless the Articles permit otherwise, the amount required, if the corporation





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

were to be dissolved at the time of distribution, to satisfy preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

APPRAISAL RIGHTS

         Under Michigan Law and Delaware Law, holders of shares have the right, in certain circumstances, to dissent from certain extraordinary corporate transactions as to which they have voting rights and to demand payment in cash for their shares equal to the fair value of such shares, as determined by agreement with the corporation or by a court in an action timely brought by the corporation or the dissenters.

         Delaware Law excludes appraisal rights in most situations where the shares held are listed on a national securities exchange or designated as national market system securities on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by 2,000 or more stockholders. Appraisal rights are also not available for any shares of a corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation under Delaware Law. Delaware Law, however, provides that notwithstanding such exclusion, shares shall have appraisal rights if in the merger such shares receive anything except one or more of the following: (i) shares of the surviving corporation,
(ii) shares listed on a national securities exchange or designated as national market system securities or held of record by more than 2,000 stockholders,
(iii) cash in lieu of fractional shares, or (iv) any combination of shares described in (i), (ii), and (iii).

         Michigan Law excludes appraisal rights for certain corporate actions
(i) where the shares are listed on a national securities exchange or designated as national market system securities on an interdealer quotation system by the National Association of Securities Dealers, Inc. and (ii) in certain transactions where stockholders receive cash or shares that satisfy the requirements of (i).

POSSIBLE DISADVANTAGES

         Despite the belief of the Company's Board of Directors that the Reincorporation Proposal is in the best interests of the Company and its stockholders, stockholders should be aware that Michigan Law and its provisions have not received the same extent of scrutiny and interpretation by the courts as has Delaware Law. Delaware Law is widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as a state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs. Furthermore, Delaware corporations are often guided by the extensive body of court decisions interpreting Delaware's corporate law.

         Michigan Law is a modern corporation statute, which was significantly updated in 1989 and further amended in 1997. The Company's Board of Directors believes that Michigan Law, as supplemented by its legislative history, will provide Michigan Interface Systems, Inc. with a





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

comprehensive flexible legal structure under which to operate. Furthermore, Michigan courts have frequently referred to the analysis of the Delaware courts in addressing issues raised by similar provisions of Michigan Law and Delaware Law.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The Merger provided for in the Merger Agreement is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code") and, no gain or loss will be recognized by the holders of the Company's Common Stock upon conversion of their shares into Michigan Interface Systems, Inc. Common Stock. The basis of Michigan Interface Systems, Inc. Common Stock received by the Company's stockholders will be the same as the basis of the Company's Common Stock converted into Michigan Interface Systems, Inc. Common Stock. The holding period of the Michigan Interface Systems, Inc. Common Stock will include the period during which the Company's Common Stock converted into Michigan Interface Systems, Inc. Common Stock was held, provided that the Company's Common Stock was held as a capital asset at the time of the Merger.

         THE DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS INCLUDED HEREIN FOR INFORMATIONAL PURPOSES ONLY. THE DISCUSSION IS BASED ON CURRENTLY EXISTING PROVISIONS OF THE CODE, EXISTING OR PROPOSED TREASURY REGULATIONS THEREUNDER AND CURRENT ADMINISTRATIVE RULINGS AND COURT DECISIONS. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THIS DISCUSSION. EACH STOCKHOLDER SHOULD CONSULT HIS OR HER TAX ADVISER REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICATION AND EFFECT OF STATE AND LOCAL TAX LAWS.

SECURITIES ACT CONSEQUENCES

         The shares of Michigan Interface Systems, Inc. to be issued in exchange for shares of the Company are not being registered under the Securities Act of 1933, as amended (the "1933 Act"). In that respect, Michigan Interface Systems, Inc. is relying on Rule 145(a)(2) of the Securities and Exchange Commission (the "SEC") under the 1933 Act, which provides that a merger which has as its sole purpose a change in the domicile of the corporation does not involve the sale of securities for purposes of the 1933 Act. After the Merger, Michigan Interface Systems, Inc. will be a publicly held company, its Common Stock will be traded and it will file with the SEC and provide to its stockholders the same type of information that the Company has previously filed and provided. Stockholders whose stock in the Company is freely tradable before the Merger will continue to have freely tradable shares of Michigan Interface Systems, Inc. Stockholders holding restricted securities of the Company will be subject to the same restrictions on transfer as those to which their present shares of stock in the Company are subject. In summary, Michigan Interface Systems, Inc. and its





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

stockholders will be in the same respective positions under the federal securities laws after the Merger as were the Company and its stockholders prior to the Merger.

NO APPRAISAL RIGHTS

         Under Section 262 of the Delaware Code, stockholders of the Company will not be entitled to dissent and obtain payment of the fair value of their shares from the Company in connection with the Reincorporation because the Company's shares are listed on the Nasdaq Stock Market National Market at the time of the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders held to act upon the Merger Agreement.

ABANDONMENT

         Notwithstanding a favorable vote of the stockholders, the Company reserves the right by action of the Board of Directors to abandon the proposed reincorporation prior to effectiveness of the Merger if it determines that such abandonment is in the best interests of the Company. The Board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the proposed reincorporation.

REQUIRED VOTE

         The affirmative vote of a majority of the Company's issued and outstanding common stock is required to approve the reincorporation proposal. THE BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL. PROXIES WILL BE VOTED FOR THE APPROVAL OF THE REINCORPORATION PROPOSAL UNLESS THE SPECIFICATION IS MARKED ON THE PROXY INDICATING THAT AUTHORITY TO DO SO IS WITHHELD.


III.     PROPOSAL TO APPROVE THE COMPANY'S EMPLOYEE
         STOCK PURCHASE PLAN

         The Board of Directors approved the adoption of the Company's Employee Stock Purchase Plan (the "Employee Stock Plan") on October 31, 1997, and directed that the Employee Stock Plan be submitted to stockholders for approval at the Annual Meeting. The Employee Stock Plan provides eligible employees of the Company with a means to purchase, through payroll deductions, up to an aggregate of 225,000 shares of the Company's Common Stock. Eligible employees who participate in the Employee Stock Plan will purchase Company Common Stock directly from the Company and thus avoid brokerage fees and commissions. The Employee Stock Plan was adopted in order to encourage increased ownership of the Company's Common Stock by employees of the Company, including its executive officers, thus identifying their interests with those of the stockholders.

ELIGIBLE PARTICIPANTS

         All employees of the Company who are employed by the Company on the first day of a Purchase Period (as defined below) are eligible to participate in the Employee Stock Plan. The Company's non-employee directors are not eligible to participate in the Employee Stock Plan. As of November 1, 1997, there were 105 employees eligible to participate in the Employee Stock Plan. Employees may not participate in the Employee Stock Plan to the extent they own or hold Common Stock and options to purchase Common Stock equal to 5% or more of the outstanding Common Stock. In addition, employees may not purchase more than $25,000 of Common Stock under the Employee Stock Plan (and any future plan qualified under Section 423 of the Code) in any calendar year.

TERMS OF THE EMPLOYEE STOCK PLAN

         The Employee Stock Plan will be administered by the Compensation Committee, comprised of non-employee members of the Board, as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Compensation Committee from time to time may grant to all eligible employees of the Company options to purchase shares of Common Stock under the Employee Stock Plan. The exercise price for options granted under the Employee Stock Plan shall be the lower of 85% of the fair market value of the Common Stock on the date the option is granted or 85% of the fair market value of the Common Stock on the date the option is exercised. For purposes of the Employee Stock Plan, the fair market value of the Common Stock shall be determined by the last sale price of shares of the Company's Common Stock on the Nasdaq Stock Market National Market on the applicable determination date. As of the close of business on January 5, 1998, the price per share of Common Stock as quoted on the Nasdaq Stock Market National Market was $2.75.

         An employee may elect to participate in an offering by presenting an election form and payroll deduction form specifying the percentage of his or her cash compensation that the Company is authorized to withhold within the election period designated by the Company. Payroll deductions will be made in installments over a minimum six month purchase period (the "Purchase Period"). A participating employee may not authorize payroll deductions which, in the aggregate, are less than 1%, or are more than 15%, of his or her cash compensation during the Purchase Period. An employee may suspend contributions during a Purchase Period at any time during a Purchase Period upon written notice as described in the Employee Stock Plan which shall become effective no later than the next payroll period following the suspension. An employee's option shall be deemed to have been exercised as of the last day of the Purchase Period. In the event that there are insufficient shares available for purchase under the Employee Stock Plan at the end of the Purchase Period, the shares available for purchase will be allocated to participating employees proportionately on the basis of compensation.

         In the event of any change in the number of outstanding shares of Common Stock due to a stock dividend, subdivision or combination of shares, or reclassification of shares, the aggregate number of shares of stock for which options may be granted and the number of shares subject to each outstanding option and the stated option price shall be appropriately adjusted by the Compensation

Committee, whose determination shall be conclusive. In the event of a merger in which the Company is the surviving corporation, an employee shall be entitled to exercise his or her option for the number of shares of stock or other securities which such employee would have been entitled to receive if at the time of merger such employee had been a holder of record of the number of shares of Common Stock underlying the option. If the Company liquidates, or is not the surviving corporation in the event of a merger, then the Purchase Period for any option granted shall terminate but each employee shall have the right, immediately prior to such event, to exercise his or her option for such Purchase Period in full on the earlier to occur of the effective date of such merger or liquidation or the last day of the Purchase Period.

         If an employee participating in the Employee Stock Plan dies, becomes disabled or ceases to be employed by the Company for any reason, the aggregate amount of such employee's payroll deductions during the Purchase Period will be returned to such employee or his or her executor, or administrator or other legal representative.

         Unless previously terminated, the Employee Stock Plan will terminate on October 30, 2007. The Board may at any time prior to that date terminate or discontinue the Employee Stock Plan, or from time to time amend or modify the Employee Stock Plan; provided, however, that the Board may not amend or modify the Employee Stock Plan in a manner that would disqualify the Employee Stock Plan under Section 423 of the Code. No amendment, modification or termination of the Employee Stock Plan shall affect any option previously granted without the consent of the holder.

FEDERAL INCOME TAX CONSEQUENCES

         The Employee Stock Plan is not a retirement plan qualified under
Section 401 of the Code, but is intended to be a qualified employee stock plan under Section 423 of the Code. An employee will not recognize taxable income prior to the sale or other disposition of the shares of Common Stock purchased. If the Common Stock has been held by the employee for two years from the date of grant (the first day of the Purchase Period) and one year from the date of exercise (the last day of the Purchase Period) (the "Holding Period"), upon the sale or other disposition of such Common Stock, the employee will recognize ordinary income in an amount equal to the difference between the purchase price and the lower of (i) the fair market value of the Common Stock on the date of grant or (ii) the disposition price. The employee also will receive long or short-term capital gain on the amount by which the disposition price exceeds the fair market value of the Common Stock on the date of grant, if any. If the disposition price is less than the option price, the employee will not recognize ordinary income and will have a long-term capital loss in the amount of the difference between the disposition price and the option price. If the employee disposes of the shares prior to satisfying the Holding Period requirements, the employee will recognize ordinary income on the difference between the purchase price and the fair market value of the shares on the date of exercise, and the Company will receive a corresponding compensation deduction. Any amount received on disposition in excess of the fair market value of the Common Stock on the date of exercise will be taxed to the employee as capital gain. If the disposition price is less than the purchase price, the employee will not recognize capital gain or ordinary income and will have a capital loss in the amount of the difference between the disposition price and the purchase price.

REQUIRED VOTE

         The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on this proposal is required to approve the Employee Stock Purchase Plan. THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE FOR THE APPROVAL OF THIS PROPOSAL. PROXIES WILL BE VOTED FOR THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN UNLESS THE SPECIFICATION IS MARKED ON THE PROXY INDICATING THAT AUTHORITY TO DO SO IS WITHHELD.

IV.      PROPOSAL TO AMEND THE 1993 STOCK PLAN FOR
         NON-EMPLOYEE DIRECTORS

PROPOSED AMENDMENT

         On August 8, 1997, the Board of Directors of the Company approved an amendment, subject to stockholder approval, to the Company's 1993 Stock Plan for Non-Employee Directors (the "Directors Plan") to give the Board discretionary authority to grant stock options to the Company's non-employee directors from time to time upon such terms and conditions as determined by the Board of Directors, in addition to the automatic grants provided for in the Directors Plan. Approval of the amendment is required by the regulations of The Nasdaq Stock Market.

           On August 8, 1997, the Board of Directors approved the grant of discretionary options to purchase 12,000 shares of the Company's Common Stock at an exercise price of $4.00 per share to each of the Company's non-employee directors (Messrs. Graber, Rhoades, David C. Seigle, Robert A. Seigle and Semple), subject to stockholder approval of this proposal. If the Company's stockholders approve this proposal, such discretionary options will become immediately exercisable, and will be exercisable for a period of ten years from the date of grant or until the optionee ceases to serve on the Board, whichever is earlier.

REASONS FOR THE AMENDMENT

         Prior to the amendment, the Directors Plan provided only for automatic grants of options because of the requirements of former Rule 16b-3 of the Securities Exchange Act of 1934. Because this rule has been changed so that this restriction is no longer necessary, the Board believes that it is advantageous to amend the Directors Plan to give the Board of Directors additional authority to grant discretionary options from time to time upon such terms and conditions as determined at the time of grant. This amendment will provide the Company with additional flexibility in order to attract and retain qualified non-employee directors.

         On August 8, 1997, the Board of Directors approved the issuance of an aggregate 60,000 discretionary options to the Company's current non-employee directors, as discussed above. In light of the compensation (amount and form) typically paid by other public companies to their non-employee directors and the fact that none of the outstanding non-employee stock options granted under the Directors Plan prior to that date were in-the-money, these additional grants were intended by the Board of Directors to serve as an immediate incentive to the non-employee directors to continue their service as directors of the Company.

TERMS OF THE DIRECTORS PLAN

         The Directors Plan was adopted by the Board of Directors on March 26, 1993 and approved by the stockholders of the Company on March 24, 1994.

         The Directors Plan provides for the issuance of up to 175,000 shares of the Company's Common Stock. Persons eligible for awards under the Directors Plan are directors of the Company who are not employees and who are members of the board on the date an option is granted under the Directors Plan.

         The Directors Plan provides for an initial grant (an "Initial Grant") to each eligible director of an option to purchase 5,100 shares of the Company's Common Stock and subsequent grants (a "Subsequent Grant") to each eligible director of an option to purchase 5,100 shares of the Company's Common Stock on every third anniversary thereafter until the Directors Plan is terminated. On January 5, 1998, the closing price of the Common Stock on the Nasdaq Stock Market National Market was $2.75 per share. The automatic option grants are exercisable in thirds, with the first one-third becoming exercisable on the first anniversary date of grant. On each succeeding anniversary date of the grant, the option may be exercised up to an additional one-third of the shares subject to option, so that after the expiration of the third anniversary the option shall be exercisable in full. To the extent not exercised, installments are cumulative and may be exercised in whole or in part. All options granted under the Directors Plan are non-qualified under the Internal Revenue Code, as amended.

         The Board may amend or terminate the Directors Plan from time to time without stockholder approval. No amendment, modification, or termination of the Directors Plan shall in any manner affect any option granted under the Directors Plan without the consent of the participant holding the option.

         In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock the Board may make such adjustments, including in the number or type of shares authorized by the Directors Plan, as it deems appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Directors Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended only as a brief summary of the federal income tax rules relevant to the stock options. The following discussion is limited to the federal income tax consequences and do not address the sate or local tax rules which may be relevant to the options.

         A non-employee director is considered an insider for purposes of
Section 16 of the Exchange Act and is subject to Section 16(b) thereof. As such, the non-employee director who receives an option under the Director Plan will not recognize income on the exercise of a nonqualified option until the later of the exercise date or the date the Section 16(b) restrictions lapse, at which time the optionee will recognize income on the spread between the option price and the fair market value on the later of the exercise date or the date the restrictions lapse, and the Company will receive a corresponding deduction. In the alternative, if the Section 16(b) restrictions have not lapsed on the date of exercise, an optionee subject to Section 16(b) may file a Code Section 83(b) election with the Internal Revenue Service within 30 days after the exercise of the option and be taxed on the difference between the option price and the fair market value of the shares on the date of exercise and the Company will receive a corresponding tax deduction. When an optionee who has filed a
Section 83(b) election disposes of the shares acquired by the exercise of the option, any amount received in the excess of the fair market value of the shares on the date of exercise will be treated as long or short-term capital gain, depending upon the holding period of the shares. Any ordinary income recognized by a non-employee director under the foregoing rules is not subject to withholding by the Company. However, a non-employee director must take such income into account in determining the estimated tax payment such director is required to make.

INFORMATION ABOUT OPTIONS GRANTED UNDER THE DIRECTORS PLAN

         The following table provides information as to the number of options granted under the Directors Plan, from its inception through December 31, 1997, to the executive officers named in the Summary Compensation Table under "Executive Compensation," all persons who received more than 5% of the options granted, all current executive officers as a group, all current directors (other than executive officers) as a group, each nominee for election as a director and all other employees as a group. All Initial Grants and Subsequent Grants under the Directors Plan become exercisable in thirds, with the first one-third becoming exercisable on the first anniversary date of the grant, and the discretionary option grants for 60,000 shares, which were granted contingent upon stockholder approval, will become immediately exercisable if the stockholders approve this proposal. All options terminate within 10 years of the date of grant. No associates of the directors, executive officers or director nominees received options under the Directors Plan, and no person other than those listed in the table received more than 5% of the options granted under the Directors Plan.

                                                                                                    NUMBER OF SHARES OF
                                                                                                  COMMON STOCK SUBJECT TO
                      NAME                                               POSITION               OPTIONS PREVIOUSLY GRANTED
                      ----                                               --------               --------------------------
 Robert A. Nero  . . . . . . . . . . . . . . . . .           President and                                  -0-
                                                             Chief Executive Officer

 Garnel F. Graber  . . . . . . . . . . . . . . . .           Former Interim Chief Executive             23,100 (1)
                                                             Officer, Chairman of the Board
                                                             and Director Nominee

 Bruce E. Rhoades  . . . . . . . . . . . . . . . .           Current Director and                       17,100 (1)
                                                             Director Nominee

 Robert A. Seigle  . . . . . . . . . . . . . . . .           Current Director and                       23,100 (1)
                                                             Director Nominee

 David C. Seigle . . . . . . . . . . . . . . . . .           Current Director and                       23,100 (1)
                                                             Director Nominee

 Lloyd A. Semple . . . . . . . . . . . . . . . . .           Current Director and                       17,100 (1)
                                                             Director Nominee

 All current executive officers as a group
    (6) persons  . . . . . . . . . . . . . . . . .                                                         -0-

 All directors who are not executive
       officers as a group (5) persons   . . . . .                                                     103,500 (2)

 All other employees and former
    employees as a group . . . . . . . . . . . . .                                                         -0-


-------------------------

(1) Includes 12,000 options which will become immediately exercisable if the proposal to amend the Directors Plan is approved.

(2) Includes an aggregate 60,000 options which will become immediately exercisable if the proposal to amend the Directors Plan is approved.


REQUIRED VOTE

         The affirmative vote of majority of the shares present in person or represented by proxy at the meeting and entitled to vote on this proposal is required to approve the amendment to the Directors Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THIS PROPOSAL. PROXIES WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT TO THE DIRECTORS PLAN UNLESS THE SPECIFICATION IS MARKED ON THE PROXY INDICATING THAT AUTHORITY TO DO SO IS WITHHELD.

                              FURTHER INFORMATION

PRINCIPAL STOCKHOLDERS

         The Common Stock is the only voting security of the Company. The Company is not aware of any person who beneficially owned five percent or more of such stock as of December 1, 1997.

STOCK OWNERSHIP OF MANAGEMENT

         The following table sets forth the beneficial ownership of shares of the Company's Common Stock by each of the Company's directors, Named Executive Officers and by all executive officers and directors as a group as of December 1, 1997.

                                                                   COMMON STOCK OF THE
                                                                         COMPANY                PERCENT OF
NAME                                                               OWNED BENEFICIALLY (1)         CLASS
----                                                              ----------------------        -----------
Garnel F. Graber.............................................             59,354 (2)               1.34%
Robert A. Nero...............................................             65,000 (3)               1.45%
George W. Perrett............................................             51,697 (4)               1.16%
Bruce E. Rhoades.............................................                0                        *
David O. Schupp..............................................             66,102 (5)               1.49%
Robert A. Seigle.............................................             79,100 (6)               1.78%
David C. Seigle..............................................              9,400 (7)                  *
Lloyd A. Semple..............................................              3,700 (8)                  *
All executive officers and directors as a group
      (11 persons)...........................................            347,341 (9)               7.65%

---------------------

*  Less than one percent.

(1) To the best of the Company's knowledge, based on information reported by such directors and officers or contained in the Company's stockholder records, unless otherwise indicated by any additional information included in the footnote to the table, each of the named persons is presumed to have sole voting and investment power with respect to all shares shown.

(2) Includes 9,400 shares which Mr. Graber has, or within 60 days of December 1, 1997 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan.

(3) Includes 55,000 shares which Mr. Nero has, or within 60 days of December 1, 1997 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Company's 1992 Stock Option Plan.

(4) Includes (i) 22,500 shares which Mr. Perrett has, or within 60 days of December 1, 1997 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the 1992 Stock Option Plan, (ii) 16,969 shares held by the George W. Perrett, Jr. Trust, of which Mr. Perrett is a Trustee and beneficiary, and (iii) 750 shares owned by Mr. Perrett's children, as to which Mr. Perrett disclaims beneficial ownership.

(5) Includes (i) 20,500 shares which Mr. Schupp has, or within 60 days of December 1, 1997 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Company's 1982 and 1992 Stock Option Plans and (ii) 45,602 shares held by the David O. Schupp Revocable Trust of which Mr. Schupp is the Trustee and beneficiary.

(6) Includes 9,400 shares which Mr. Seigle has, or within 60 days of December 1, 1997 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan.

(7) Represents 9,400 shares which Mr. Seigle has, or within 60 days of December 1, 1997 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan.

(8) Includes 1,700 shares which Mr. Semple has, or within 60 days of December 1, 1997 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan.

(9) Includes 127,900 shares which certain directors and executive officers have, or within 60 days of December 1, 1997 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan and 750 shares as to which beneficial ownership is disclaimed.

EXECUTIVE OFFICERS

         The persons listed below currently are the executive officers of the Company.

        NAME                                       OFFICE(S)                             AGE
        ----                                       ---------                             ---
Robert A. Nero                             President and                                 51
                                           Chief Executive Officer

John R. Ternes                             Vice President of Finance and                 42
                                           Chief Financial Officer

George W. Perrett, Jr.                     Vice President of Operations and              60
                                           Secretary

David O. Schupp                            Vice President and Treasurer                  61

Keith N. Bauserman                         Vice President of Sales                       53

Eric D. Shishko                            Vice President of Marketing and               41
                                           General Manager of Cleo E.C.


         Each of the Company's executive officers has been employed in the offices reflected the table below for more than five years, except Messrs. Nero, Ternes, Shishko and Bauserman.

         Mr. Nero was appointed President and Chief Executive Officer of the Company in January 1997. See "Election of Directors" for further information concerning Mr. Nero.

         Mr. Ternes was appointed Vice President of Finance and Chief Financial Officer of the Company in April 1997. Prior to assuming this position Mr. Ternes was Vice President and Financial Officer of Network Express from 1994 to 1997, and served as manager of corporate audits for United Technologies from 1992 to 1994.

         Mr. Bauserman was appointed Vice President of Sales of the Company in 1994 after having served as the Company's National Sales Manager from 1992 to 1994.
         Mr. Shishko was appointed Vice President of Marketing of the Company and General Manager of the Company's Cleo Electronic Commerce business in October 1997. Prior to assuming these positions, Mr. Shishko had been Vice President of Business Development for Bell & Howell Company since 1994, and served as Vice President of Bell & Howell Postal Systems Inc. from 1991 to 1994.

         The executive officers serve at the pleasure of the Board of Directors.

DIRECTOR COMPENSATION

         The Chairman of the Board is paid a quarterly retainer of $3,000, and the Company's other non-employee directors are paid a quarterly retainer of $1,000. In addition, each non-employee director is paid a fee of $1,000 per meeting for attendance at regular Board meetings and $500 per meeting for attendance at committee meetings not held in conjunction with a regular Board meeting. Travel and lodging expenses incurred by directors residing outside of the metropolitan Detroit area in order to attend meetings of the Board are paid by the Company.

         In addition, the Company has a 1993 Stock Plan for Non-Employee Directors (the "Directors Plan"). For a description of the Directors Plan, see "Proposal to Amend the 1993 Stock Plan for Non-Employee Directors." On August 8, 1997, Mr. Rhoades was granted an Initial Option under the Directors Plan to \purchase 5,100 shares of the Company's Common Stock at an exercise price of $3.25 per share, exercisable in three annual installments, beginning August 8, 1998. The option is exercisable for a ten-year period from the date of grant or until Mr. Rhoades ceases to serve on the Board, whichever is earlier. On August 8, 1997, the Board of Directors granted each of Messrs. Graber, Rhoades, David C. Seigle, Robert A. Seigle and Semple a discretionary option to purchase 12,000 shares of Common Stock at an exercise price of $4.00, contingent upon receiving stockholder approval of an amendment to the Directors Plan to permit the grant of discretionary options. See "Proposal to Amend the 1993 Stock Plan for Non-Employee Directors." If the Company's stockholders approve this proposal, these discretionary options will become immediately exercisable for a ten-year period from the date of grant or until the optionee ceases to serve on the Board, whichever is earlier.

         Mr. Rhoades received $8,356 from the Company for his services as a consultant in fiscal 1997.

                             EXECUTIVE COMPENSATION

         The following table provides summary information concerning compensation paid by the Company to (or accrued on behalf of) the Company's Chief Executive Officer and the Chairman of the Board who served as Chief Executive Officer for a portion of the 1997 fiscal year (the "Named Executive Officers") for the periods indicated. The salary and bonus paid to each of the Company's other executive officers, who served as executive officers during the 1997 fiscal year, did not exceed $100,000 and therefore is not disclosed in the table below.

                           SUMMARY COMPENSATION TABLE


                                                                                           Long-Term
                                                                                          Compensation
                                                   Annual                Other               Awards
                                   Fiscal       Compensation             Annual        Securities Underlying         All Other
Name and Principal Occupation       Year       Salary     Bonus      Compensation(2)       Stock Options          Compensation(3)
-----------------------------       ----       ------     -----      ---------------      ---------------        -----------------
Robert A. Nero (1)  . . .            1997      $138,474   $50,000          $3,432            165,000                  $15,610
Chief Executive Officer,
President and a Director

Garnel F. Graber (4)  . .            1997        55,600         -               -             12,000                        -
Former Interim Chief Executive       1996        45,200         -               -              5,100                        -
Officer and Chairman of the Board    1995             -         -               -                  -                        -


-----------------


(1) Mr. Nero was appointed as President and Chief Executive Officer of the Company in January 1997.

(2) "Other Annual Compensation" for Mr. Nero for fiscal 1997 is comprised of a tax gross up for the apartment rental payment referred to in footnote 3 below.

(3)      "All Other Compensation" for Mr. Nero for fiscal 1997 is comprised of
         (i) $12,017 for rental payments on an apartment in Ann Arbor, Michigan and (ii) $3,593 for a car allowance.

(4) Mr. Graber was appointed Interim Chief Executive Officer of the Company in June 1996, and served in this position until Mr. Nero was appointed in January 1997. Mr. Graber served as Interim Chief Executive Officer of the Company as a consultant to the Company. He did not become an employee of the Company or participate in any of the Company's fringe benefit plans.

OPTION GRANTS AND RELATED INFORMATION

         The following table provides information with respect to options granted to the Named Executive Officers during fiscal year 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR




                                 Individual Grants
                          ------------------------------
                                                                                              Potential
                                                                                              Realizable
                                                                                           Value At Assumed
                                                                                           Annual Rates of
                           Number of        % of Total                                       Stock Price
                           Securities         Options                                      Appreciation For
                           Underlying       Granted to       Exercise or                      Option Term (3)
                            Options        Employees in       Base Price     Expiration    -------------------
         Name             Granted (#)       Fiscal year        ($/Sh.)           Date        5%($)    10% ($)
         ----             -----------      -------------     -----------     ----------    -------------------
 Robert A. Nero           165,000 (1)          47.3%            $4.00         4/17/07       $313,500   $891,000
 Garnel F. Graber          12,000 (2)           3.4%            $4.00         8/08/07         13,080     49,320


-------------------

(1) These options, which were granted pursuant to the Company's 1992 Stock Option Plan, were granted at market value on the date of grant, become exercisable annually in 33 1/3% increments beginning one year after the grant date and have a term of ten years. The exercisability of these options may be accelerated in the event of a change in control of the Company. See "Employment Agreements and Termination/Change in Control Agreements."

(2) These options were granted to Mr. Graber in his capacity as a non-employee director of the Company under the Directors Plan, and were granted contingent upon stockholder approval of the amendment to the Directors Plan. See "Proposal to Amend the 1993 Stock Plan for Non- Employee Directors."

(3) Represents value of option at end of ten year term, assuming the market price of the Company's Common Stock appreciates at an annually compounded rate of 5% to 10%. These amounts represent assumed rates of appreciation only. Actual gains, if any, will be dependent on overall market conditions and on future performance of the Company's Common Stock. There can be no assurance that the amounts reflected in the table will be achieved.

OPTION EXERCISES AND HOLDINGS

    The following table provides information with respect to the Named Executive Officers concerning the exercise of options during fiscal year 1997 and unexercised options held as of the end of the Company's last fiscal year, September 30, 1997. All options were granted under the Company's 1992 Stock Option Plan or the Directors Plan.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                  AND FISCAL YEAR ("FY")-END OPTION/SAR VALUES

                                                                  Number of
                                                                  securities
                                                                  underlying               Value of
                                                                  unexercised             unexercised
                                                                    options              in-the-money
                               Shares              Value          at FY-End (#)            options
                             acquired on          realized        exercisable/           exercisable/
Name                          exercise (#)           ($)          unexercisable          unexercisable
----                         ------------      -----------        --------------         --------------
Robert A. Nero                    --                --              0/165,000                  (2)
Garnel F. Graber                  --                --              9,400/1,700 (1)            (2)

------------------------

(1) The options held by Mr. Graber at September 30, 1997 were granted to Mr. Graber in his capacity as a non-employee director of the Company under the Directors Plan.

(2) None of the options held by Messrs. Nero and Graber at September 30, 1997 were in-the-money.

EMPLOYMENT AND TERMINATION/CHANGE IN CONTROL ARRANGEMENTS

         Mr. Nero is paid an annual salary of $200,000, which is subject to annual review by the Board of Directors. In the event of (a) a "change in control" of the Company followed by Mr. Nero's resignation 3 months thereafter,
(b) a material diminution in his position, salary or other compensation, or responsibilities, and within 3 months thereafter he resigns or (c) termination of his employment by the Company for any reason other than "termination for cause," the Company has agreed to continue payment of Mr. Nero's salary and fringe benefits for a period of 18 months following his termination or resignation. For purposes of this severance arrangement, "change in control" has the same definition as it does in the Company's 1992 Stock Option Plan. "Termination for cause" means termination by the Board of Directors upon its reasonable determination that he has committed an act of dishonesty or willful misconduct or has failed to materially perform his duties and responsibilities.

         Mr. Nero and Mr. Ternes were granted stock options to purchase 165,000 shares and 40,000 shares, respectively, of the Company's Common Stock under the 1992 Stock Option Plan during fiscal 1997. The three-year vesting schedule for these options is subject to acceleration in the event of a "change in control" of the Company. Under the 1992 Stock Option Plan, a "change in control" shall be deemed to have occurred if (i) any person is or becomes the beneficial owner of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company; (ii) consummation of certain mergers, consolidations or similar transactions with respect to which the Company is a constituent corporation (other than a transaction for the purpose of changing the Company's corporate domicile); (iii) any liquidation or dissolution of the Company, or any sale of all or substantially all of the Company's assets to an entity not controlled by persons who were members of the Board of Directors or officers of the Company as of the 1997 Annual Meeting of Stockholders or by any employee benefit plan or employee benefit plan trust maintained by the Company; and (iv) a change in the identity of a majority of the members of the Company's Board of Directors within any twelve-month period, which change or changes are not recommended by the incumbent directors immediately prior to any such change or changes.


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

         The Company's compensation policy is designed to provide competitive compensation which rewards individual achievement and performance while encouraging above average corporate performance. The Company's executive compensation program consists of three principal components: base salary, bonus and stock option awards.

BASE SALARY

         The Committee recognizes the importance of a competitive compensation structure in retaining and attracting valuable senior executives. The Committee reviews the base salary of each executive officer annually. The base salary for each executive officer is determined after the Committee reviews competitive executive compensation data and evaluations of each executive officer's duties and performance, submitted by the chief executive officer.

         In addition to reviewing the salaries of current executive officers in fiscal 1997, the Committee also considered the compensation packages necessary to attract well-qualified candidates to become President and Chief Executive Officer and Chief Financial Officer.

         The Committee retained a management consulting firm to develop the position requirement and compensation guidelines for the office of President and Chief Executive Officer. An executive recruiting firm was retained to conduct an extensive search. These outside firms participated in developing an offer and in successful negotiations which resulted in Mr. Nero's engagement as the Company's President and Chief Executive Officer effective January 1997 at an annual base salary of $200,000. The Committee established Mr. Nero's compensation package based upon guidelines suggested by the management consulting firm, an assessment of his qualifications, position and level of responsibility, and the terms and conditions required to attract him to the Company.

         The Committee applied the same principles in setting Mr. Ternes' compensation as the Company's new Chief Financial Officer, with the exception of the retention of outside firms. Mr. Ternes was appointed to this position in April 1997 at an annual base salary of $105,000.

         Prior to Mr. Nero's appointment as President and Chief Executive Officer, Mr. Graber, the Company's Chairman of the Board, was retained to serve as Interim Chief Executive Officer until a new Chief Executive Officer was appointed. The Company paid Mr. Graber $800 per day in consulting fees for serving in this position. Mr. Graber did not become an employee of the Company nor did he participate in the Company's fringe benefit plans.

BONUS

         The Company's bonus policy is designed to encourage increased profitability and, historically has been linked to the Company's earnings per share performance. For fiscal 1997, Mr. Nero was eligible to receive a bonus in the amount of $2,000 for each $0.01 of operating net earnings per share achieved by the Company for the fiscal year, with a minimum guaranteed bonus of $50,000, which was negotiated as part of his compensation package at the time he joined the Company. The Company's other executive officers were eligible for a bonus of $1,000 per $0.01 per share of operating net earnings for fiscal 1997. Mr. Nero was paid a bonus of $50,000 pursuant to his agreement with the Company. Mr. Ternes was paid a bonus of $13,000, which was negotiated as part of his compensation package at the time he joined the Company. No other bonuses were paid for fiscal 1997 due to the Company's disappointing financial performance.

STOCK OPTIONS

         For many years, the Company has had in place stock option programs. Stock options are typically granted at exercise prices not less than the market value of the Company's Common Stock on the date of grant and therefore have no value unless the Common Stock appreciates in value. As a result, through the use of stock options, the Committee relates the benefits received by the executive officers to the amount of appreciation realized by stockholders over comparable periods. Stock options have the added benefit of providing incentive-based compensation without the expenditure of the Company's cash resources.

         The Committee granted Messrs. Nero and Ternes the majority of employee stock options awarded in fiscal 1997. Mr. Nero received 165,000 stock options and Mr. Ternes received 40,000. The Committee determined the number of stock options to be granted to these officers after extensive negotiations, and, in each case, the stock options comprised a key part of the offer. Both executives were recruited to assume the responsibility of redirecting a company which had experienced some significant problems and faced formidable challenges. In addition, the Company could not afford to increase either officer's base compensation or bonus potential in light of its limited financial resources. As a result, Messrs. Nero and Ternes accepted stock options as a significant part of their compensation packages. The stock options will reward them to the extent the Company's stock price appreciates as a result of their efforts.

         The Company customarily has granted stock options with a three-year vesting schedule to enhance its ability to retain key employees. At the time they joined the Company, Messrs. Nero and Ternes were charged with enhancing stockholder value by exploring all alternatives available to the Company, including transactions which could result in a change in control of the Company. Under the Company's customary three-year vesting schedule, some of the stock options granted to these new executives could have been forfeited in a change in control transaction. To avoid a potential for conflict of interest, the Committee granted stock options to Messrs. Nero and Ternes with vesting schedules which accelerate in the event of a change in control. See "Executive Compensation - Employment and Termination/Change in Control Arrangements."

         In addition, the Committee granted 15,000 options to each of Messrs. Perrett and Schupp in fiscal 1997 as a reward for their loyalty during a difficult period of management transition and as an incentive to continue their efforts on behalf of the Company.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         The Committee has reviewed the Internal Revenue Code and related regulations of the Internal Revenue Service which restrict deductibility of executive compensation paid to any of its most highly compensated executive officers at the end of any fiscal year to the extent such compensation exceeds $1,000,000 in any year. The Committee does not believe that the Company's current compensation program for executive officers is likely to result in payments to any executive officer which would be subject to the restriction on deductibility, and therefore concluded that no further action with respect to qualifying such compensation for deductibility was necessary at this time. The Committee will continue to evaluate the advisability of qualifying future executive compensation programs for deductibility under the Internal Revenue Code.

         The Committee continually reviews the compensation policies established for the Company's executive officers but is not obligated to modify such policies from year to year.

                                Compensation Committee, as of September 30, 1997 Garnel F. Graber
                                David C. Seigle
                                Robert A. Seigle
                                Lloyd A. Semple


Dated:  January 5, 1998

                         STOCK PRICE PERFORMANCE GRAPH


         The following graph provides a comparison with the stated indices of the cumulative five-year total stockholder return on the Company's Common Stock. All dividends are assumed to have been reinvested over the five year period. The indices used are the Center for Research in Securities Prices Total Return Index for the NASDAQ Stock Market (U.S. Companies) and the published index relating to the NASDAQ Computer Manufacturer Stocks.


                                         1992        1993         1994         1995         1996        1997
  Interface Systems, Inc.             $100.00     $140.48      $148.67      $191.49      $242.86     $158.35
  NASDAQ (U.S. Companies)             $100.00     $130.98      $132.06      $182.41      $216.45     $297.08
  NASDAQ (Computer Mfg.)              $100.00     $104.94      $116.84      $207.11      $270.57     $387.37

                 CERTAIN TRANSACTIONS AND RELATED TRANSACTIONS

THE EXECUTIVE LOAN PROGRAM

         In October 1995, the Board of Directors of the Company adopted the Interface Systems, Inc. Executive Loan Program (the "Executive Loan Program") which provides for the making of loans to the executive officers of the Company to enable such officers to purchase shares of the Company's common stock on the open market or in privately negotiated sales.

         The Executive Loan Program was adopted to encourage key executives in acquiring and maintaining a significant equity interest in the Company's Common Stock thereby aligning their interests with the interests of the Company's stockholders. The following summarizes the principal features of the Executive Loan Program.

         All senior executives of the company are eligible to participate in the Executive Loan Program. The maximum amount of any loan or loans outstanding to any one executive cannot exceed Five Hundred Thousand Dollars ($500,000).

         Loans under the program bear interest at a rate equal to the greater of the Applicable Federal Rate for the month in which the loan was issued or the interest rate paid by the Company on its corporate borrowings but shall not exceed the maximum rate permitted by law. Such interest is payable annually. Loans under the Program are required to be secured by collateral. Collateral can include, any other things, a pledge or common stock of the Company owned by the executive or a security interest in the real or other personal property of the executive. The Company has the right to offset from the amounts owed by the Company to the executive against any amount of the loan that remains unpaid.

         The Program is administered by Lloyd A. Semple or such other individual or entity selected by the Company's Board of Directors. The Administrator shall have the power to make all determinations needed in connection with the Executive Loan Program, to adopt forms of loan documents, to exercise all rights and powers allocated to the Company and to do anything else which is helpful or necessary to the proper operation of the Executive Loan Program.

         On February 21, 1996, the Company made a loans under the Executive Loan Program to George W. Perrett and David O. Schupp, in the principal amounts of $55,000 and $80,000, respectively. Each such loan bears interest at a rate of 5.50%. Mr. Perrett's loan is secured by publicly-traded common stock of other companies. Mr. Schupp's loan is secured by shares of Common Stock of the Company. As of September 30, 1997, $55,000 and $50,000 in principal amount were outstanding under Mr. Perrett's and Mr. Schupp's loans, respectively.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         On June 24, 1997, the Audit Committee of the Board of Directors of the Company determined not to retain the firm of BDO Seidman, LLP to audit the Company's financial statements for the year ending September 30, 1997. BDO Seidman, LLP had been the Company's principal accountants for the purpose of auditing its financial statements since September 30, 1987.

         The reports of BDO Seidman, LLP on the financial statements for the years ended September 30, 1996 and 1995 contained no adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

         The Company has had no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports relating to the auditing of the Company's financial statements for the years ended September 30, 1996 and 1995.

         On June 24, 1997, the Company engaged the accounting firm of Arthur Andersen LLP as its principal accountants to audit the Company's financial statements for the fiscal year ending September 30, 1997.

         The Board of Directors has selected Arthur Andersen, LLP to audit the financial statements of the Company for the fiscal year ending September 30, 1998. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting to be available to respond to questions from the stockholders and, if they desire, will have an opportunity to make any statement they consider appropriate.

REPORTING OF BENEFICIAL OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

         Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by these dates. During the period from October 1, 1996 to September 30, 1997, all of these applicable requirements were complied with by each of the Company's directors, executive officers and greater than ten percent stockholders. In making this statement, the Company has relied on the written representations of its incumbent directors and executive officers and copies of the reports received by it.


                    OTHER MATTERS AND STOCKHOLDER PROPOSALS

         At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their judgment on such matters.

         Any proposals of stockholders to be presented at the 1999 Annual Meeting which are eligible for inclusion in the Company's proxy statement for that meeting under applicable rules of the Securities and Exchange Commission must be received by the Company at the address of its principal offices set forth in this Proxy Statement no later than September 22, 1998.

         Stockholder proposals to be presented at the 1999 Annual Meeting which are not to be included in the Company's Proxy Statement relating to that meeting generally must be received by the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. If the meeting date has been advanced by more than 30 days or delayed by more than 60 days, then such proposal must be received by the Company not less than 60 days nor more than 90 days before the upcoming annual meeting or no later than 10 days after the day of the public announcement of the date of such meeting, in accordance with the procedures set forth in the Company's Bylaws, in order to properly be brought before the Annual or Special Meeting.

                                        By Order of the Board of Directors,



                                        ROBERT A. NERO, President
Ann Arbor, Michigan
January 20, 1998

                                                                      APPENDIX A



                      FORM OF AGREEMENT AND PLAN OF MERGER
                      OF MICHIGAN INTERFACE SYSTEMS, INC.
                                      AND
                            INTERFACE SYSTEMS, INC.


         THIS AGREEMENT AND PLAN OF MERGER dated as of ____________ (the "Agreement") is between Michigan Interface Systems, Inc., a Michigan corporation ("Michigan Interface Systems", and Interface Systems, Inc., a Delaware corporation ("Interface Systems, Inc."). Michigan Interface Systems and Interface Systems are sometimes referred to herein as the "Constituent Corporations".

                                    RECITALS

         A. Interface Systems is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of Twenty Million (20,000,000) shares of Common Stock, $0.10 par value, of which [4,424,944] shares are issued and outstanding. The outstanding shares of Interface Systems are entitled to vote on the Merger described below.

         B. The Board of Directors of Interface Systems has determined that it is in the best interests of Interface Systems and its shareholders to reincorporate in Michigan. Interface Systems has formed Michigan Interface Systems as a wholly owned subsidiary for the purpose of effecting the reincorporation of Interface Systems in the State of Michigan. Therefore, Interface Systems, by this Agreement, shall merge with and into Michigan Interface Systems upon the terms and conditions herein provided.

         C. Michigan Interface Systems is a corporation duly organized and existing under the laws of the State of Michigan and has an authorized capital
of 12,500,000 shares of Common Stock, of which [         ] shares are issued,
outstanding, held by Interface Systems and entitled to vote on the Merger.

         D. The respective Boards of Directors of Michigan Interface Systems and Interface Systems have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.


NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Michigan Interface Systems and Interface Systems hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                       I.
                                     MERGER

         1.1 Merger. In accordance with the provisions of this Agreement, the Delaware Business Corporation Law and the Michigan Business Corporation Act, Interface Systems shall be merged with and into Michigan Interface Systems (the "Merger"), the separate existence of Interface Systems shall cease and Michigan Interface Systems shall be, and is herein sometimes referred to as, the "Surviving Corporation".

         1.2 Filing Effectiveness. The Merger shall become effective when all of the following actions shall have been completed:

                 (a) This Agreement and the Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware Business Corporation Law and the Michigan Business Corporation Act.

                 (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

                 (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware Business Corporation Law shall have been filed with the Department of State of the State of Delaware; and

                 (d) An executed Certificate of Merger meeting the requirements of the Michigan Business Corporation Act shall have been filed with the Corporation, Securities and Land Development Bureau of the State of Michigan.

         The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger".

         1.3     Effect of the Merger.   Upon the Effective Date of the Merger,
the separate existence of Interface Systems shall cease and Michigan Interface Systems, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Interface Systems' Board of Directors, and shall assume all obligations of Interface Systems relating to the indemnification of its officers and directors, (iii) shall succeed, without other transfer, to all of the assets rights, powers and property of Interface Systems in the manner as more fully set forth in Section 724 of the Michigan Business Corporation Act,
(iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, (v) shall assume, without any further action, all employee benefit plans of Interface Systems, including, but not limited to, all stock option, stock purchase, deferred compensation, welfare and savings plans, as well all employment and severance agreements, subject, in each case, to the terms and conditions of such plans and agreements, and (vi) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Interface Systems in the same manner as if Michigan Interface Systems had itself incurred them, all as more fully provided under the applicable provisions of the Delaware Business Corporation Law and the Michigan Business Corporation Act.


                                      II.
                         NAME OF SURVIVING CORPORATION,
                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1 Name. The name of the Surviving Corporation shall be Interface Systems, Inc. as provided in the Amendment to the Articles of Incorporation of the Surviving Corporation set forth in Section 2.2 below.

         2.2 Articles of Incorporation. The Articles of Incorporation of Michigan Interface Systems as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law except that (i) Article I thereof shall be amended to read as follows: "The name of the corporation is Interface Systems, Inc."

         2.3 By-laws. The By-laws of Michigan Interface Systems as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the By-laws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.4 Directors and Officers. The directors and officers of Michigan Interface Systems immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the By-laws of the Surviving Corporation.


                                      III.
                         MANNER OF CONVERSION OF STOCK

         3.1 Interface Systems Common Stock. Upon the Effective Date of the Merger, by virtue of the Merger and without any action by the Constituent Corporations or any other person, (i) each share of Interface Systems Common Stock issued and outstanding immediately prior thereto shall be converted into and exchanged for one fully paid and nonassessable share of Common Stock of the Surviving Corporation, (ii) each restricted share of Interface Systems

Common Stock issued and outstanding immediately prior thereto shall be converted into and exchanged for one restricted share of Common Stock of the Surviving Corporation, subject to the same restrictions as were applicable prior to the Merger, and (iii) each option or right to purchase a share of Interface Systems Common Stock issued and outstanding immediately prior thereto shall be converted into and exchanged for one option or right, as the case may be, to purchase a share of Common Stock of the Surviving Corporation.

         3.2 Michigan Interface Systems Common Stock. Upon the Effective Date of the Merger, each share of Common Stock of Michigan Interface Systems issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Michigan Interface Systems, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

         3.3 Exchange of Certificates. After the Effective Date of the Merger, the holder of an outstanding certificate representing shares of Interface Systems Common Stock may, at such stockholder's option, surrender the same for cancellation to the Surviving Corporation and such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Interface Systems Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which such shares of Interface Systems Common Stock were converted in the Merger.

         The registered owner on the books and records of the Surviving Corporation of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.


                                      IV.
                                    GENERAL

         4.1 Covenants of Michigan Interface Systems. Michigan Interface Systems covenants and agrees that it will, on or before the Effective Date of the Merger:

                 (a) File any and all documents with the appropriate tax authority of the State of Delaware necessary for the assumption by Michigan Interface Systems of all of the corporate and/or franchise tax liabilities of Interface Systems; and

                 (b) Take such other actions as may be required by the Michigan Business Corporation Act.

         4.2 Further Assurances. From time to time, as and when required by Michigan Interface Systems or by its successors or assigns, there shall be executed and delivered on behalf of Interface Systems such deeds and other instruments, and there shall be taken or caused to be taken by Michigan Interface Systems and Interface Systems such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Michigan Interface Systems the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Interface Systems and otherwise to carry out the purposes of this Agreement, and the officers and directors of Michigan Interface Systems are fully authorized in the name and on behalf of Interface Systems or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         [4.3    FIRPTA Notification.

                 (a) On or before the Effective Date of the Merger, Interface Systems shall deliver to Michigan Interface Systems, as agent for the stockholder of Michigan Interface Systems, a properly executed statement in such form as reasonably requested by counsel for Michigan Interface Systems and conforming to the requirements of Treasury Regulation Section 1.897-2(h)(1)(i) (the "Statement"). Michigan Interface Systems shall, upon request, provide a copy thereof to the sole stockholder of Michigan Interface Systems. In consequence of the approval of the Merger by the sole stockholder of Michigan Interface Systems, (i) such shareholder shall be considered to have requested that the Statement be delivered to Michigan Interface Systems as its agent and (ii) Michigan Interface Systems shall be considered to have received a copy of the Statement at the request of the stockholder of Interface Systems' obligations under Treasury Regulation Section 1.1445-2(c)(3).

                 (b) Interface Systems shall deliver to the Internal Revenue Service a notice regarding the Statement in accordance with the requirements of Treasury Regulation Section 1.897-2(h)(2).

                 (c) Interface Systems hereby represents that it is not, and has not been at any time during the five year period preceding the Effective Date, a "United States real property holding corporation" as defined in Section 817 of the Internal Revenue Code of 1986, as amended.]

         4.4 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Boards of Directors of Interface Systems and Michigan Interface Systems, notwithstanding the approval of this Agreement by the stockholders of Interface Systems, the sole shareholder of Michigan Interface Systems, or by both.

         4.5 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or a certificate in lieu thereof) with the applicable departments of the States of Michigan and Delaware, provided that an amendment made subsequent to the approval of this Agreement by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Articles of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

         4.6 Registered Office. The registered office of the Surviving Corporation in the State of Michigan is located at 5855 Interface Drive, Ann Arbor, Michigan, 48103, and Robert A. Nero is the registered agent of the Surviving Corporation at such address.

         4.7 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 5855 Interface Drive, Ann Arbor, Michigan 48103 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

         4.8 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Michigan and, so far as applicable, the merger provisions of the Delaware Business Corporation Law.

         4.9 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.



         IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of Michigan Interface Systems and Interface Systems, Inc., is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.



ATTEST:                                  MICHIGAN INTERFACE SYSTEMS, INC
                                         A Michigan corporation
By:____________________________
                  , Secretary            By:_________________________
                                                   President

ATTEST:                                  INTERFACE SYSTEMS, INC.
                                         A Delaware corporation
By:____________________________
                , Secretary              By:_______________________________
                                                   President

C&S 500 (Rev. 7/96)                                                   APPENDIX B
             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
Date Received                                              (FOR BUREAU USE ONLY)





  Name
     Steven C. Tyshka                    (313) 568-6585
  -----------------------------------------------------
  ---------------------------
  Address
     Dykema Gossett PLLC, 400 Renaissance Center
-------------------------------------------------------

  ------
  City                  State                Zip Code
                                                                 EFFECTIVE DATE:
     Detroit                 Michigan             48243
  ------------------------------------------------------

  -----------------------
Document will be returned to the name and address you enter above
                                                        CID Number:
                                                                    ------------

                       FORM OF ARTICLES OF INCORPORATION
                    For use by domestic profit corporations

         Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Articles:

                                   ARTICLE I

         The name of the corporation is Michigan Interface Systems, Inc.

                                   ARTICLE II

         The purposes for which the corporation is organized is to engage in any lawful activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan, as it exists on the date hereof and as it may be amended from time to time hereafter (the "Michigan Business Corporation Act").

                                  ARTICLE III

         The total number of shares of the capital stock which the corporation has authority to issue is Twelve Million Five Hundred Thousand (12,500,000) shares of common stock ("Common Stock").

         Holders of Common Stock shall be entitled to receive such dividends as may be declared by the Board of Directors of the Corporation from time to time and in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to receive pro rata all the remaining assets of the Corporation available for distribution.

         Holders of the Common Stock shall have equal voting and other rights share for share, and each holder of Common Stock is entitled to one vote per share.

                                   ARTICLE IV

         The address and the mailing address of the registered office of the corporation is 5855 Interface Drive, Ann Arbor, Michigan 48103.

         The name of the resident agent at the registered office is Robert A. Nero.

                                   ARTICLE V

         The name and address of the incorporator is as follows: Steven C. Tyshka, Dykema Gossett, PLLC, 400 Renaissance Center, Detroit, Michigan 48243-1668.

                                   ARTICLE VI

         When a compromise or arrangement or a plan or reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its stockholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or stockholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the stockholders or class of stockholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number, and representing three-fourths in value of claims, of the creditors or class of creditors, or if the stockholders or class of stockholders to be affected by the proposed compromise or arrangement or a reorganization representing three-fourths of such shares, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the stockholders or class of stockholders, as the case may be, and also on this corporation.

                                  ARTICLE VII

         The number of directors which shall constitute the whole Board of Directors shall be the number from time to time fixed by the Board of Directors. During the intervals between annual meetings of stockholders, any vacancy occurring in the Board of Directors caused by resignation, removal, death or incapacity, and any newly created directorships resulting from an increase in the number of directors, shall be filled only by a majority vote of the directors then in office, whether or not a quorum. Each director chosen to fill a vacancy shall hold office until the next election of directors. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Any director may be removed from office as a director at any time, but only for cause, by the affirmative vote of stockholders of record holding a majority of the outstanding shares of stock of the corporation entitled to vote in elections of directors given at a meeting of the stockholders specifically called for that purpose.

                                  ARTICLE VIII

         No director of the corporation shall be personally liable to the corporation or its stockholders for money damages for any action taken or any failure to take any action as a director, except liability for any of the following: (i) the amount of financial benefit received by the director to which the director is not entitled; (ii) intentional infliction of harm on the corporation or its stockholders; (iii) a violation of Section 551 of the Michigan Business Corporation Act; or (iv) an intentional criminal act. If the Michigan Business Corporation Act hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Business Corporation Act as so amended. No amendment or repeal of this Article VIII shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

                                   ARTICLE IX

         The Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

                                   ARTICLE X

         Directors and officers of the corporation shall be indemnified in connection with any actual or threatened action or proceeding (including civil, criminal, administrative or investigative proceedings) arising out of their service to the corporation or to another organization at the corporation's request, and shall be paid expenses incurred in defending any such proceeding in advance of its final disposition to the fullest extent permitted by law. Persons who are not directors or officers of the corporation may be similarly indemnified in respect of such service to the extent authorized at any time by the Board of Directors or the Bylaws of the corporation. The provisions of this Article shall be applicable to actions or proceedings commenced after the adoption hereof, whether arising from acts or omissions occurring before or after the adoption hereof, and to persons who have ceased to be directors, officers or employees, and shall inure to the benefit of their heirs, executors and administrators. The right to indemnification and advancement of expenses conferred hereunder shall be a contract right which may not be modified retroactively without the written consent of the director or officer and shall not be deemed exclusive of any other rights to indemnification or advancement of expenses such person may have or to which such person may be entitled.

         If a claim under this Article X is not paid in full by the corporation within thirty days after a written claim has been received by the corporation, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the corporation to recover advances, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such claim. In any action brought by the indemnitee to enforce a right hereunder (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) it shall be a defense that, and in any action brought by the corporation to recover advances the corporation shall be entitled to recover such advances if, the indemnitee has not met the applicable standard of conduct set forth in the Michigan Business Corporation Act. Neither the failure of the corporation (including its Board of Directors, a committee of its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Michigan Business Corporation Act, nor an actual determination by the corporation (including its Board of Directors, a committee of its Board of Directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall be a defense to an action brought by the indemnitee or create a presumption that the indemnitee has not met the applicable standard of conduct. In any action brought by the indemnitee to enforce a right hereunder or by the corporation to recover payments by the corporation of advances, the burden of proof shall be on the corporation.

                                   ARTICLE XI

         Notwithstanding any other provisions of these Articles of Incorporation, no amendment to these Articles of Incorporation shall amend or repeal any or all of the provisions of Articles VII, VIII X or this Article XI of these Articles of Incorporation, and the stockholders of the corporation shall not have the right to amend or repeal any or all provisions of the Bylaws of the corporation, unless so adopted by the affirmative vote of the holders of not less than three-fourths of the outstanding shares of stock of the corporation generally entitled to vote in the election of directors, considered for purposes of this Article XI as a class; provided, however, that in the event the Board of Directors of the corporation shall recommend to the stockholders the adoption of any such amendment of a nature described in this
Article XI, the stockholders of record holding a majority of the outstanding shares of stock of the corporation entitled to vote in elections of directors, considered for the purposes of this Article XI as a class, may amend, modify or repeal any or all of such provisions.

Signed this ___ day of ________, 1998.

                                             By: _______________________________
                                                  Steven C. Tyshka, Incorporator

                                                                      APPENDIX C


                                 FORM OF BYLAWS
                                       OF
                        MICHIGAN INTERFACE SYSTEMS, INC.


                                   ARTICLE I

                                    OFFICES

         1.01 PRINCIPAL OFFICE. The principal office of the corporation shall be at such place within or outside the State of Michigan as the Board of Directors shall determine from time to time.

         1.02 OTHER OFFICES. The corporation also may have offices at such other places as the Board of Directors from time to time determines or the business of the corporation requires.


                                   ARTICLE II

                                      SEAL

         2.01 SEAL. The corporation may have a seal in such form as the Board of Directors may from time to time determine. The seal may be used by causing it or a facsimile to be impressed, affixed, reproduced or otherwise.


                                  ARTICLE III

                                 CAPITAL STOCK

         3.01 ISSUANCE OF SHARES. The shares of capital stock of the corporation shall be issued in such amounts, at such times, for such consideration and on such terms and conditions as the Board shall deem advisable, subject to the provisions of the Articles of Incorporation of the Corporation and the further provisions of these Bylaws, and subject also to any requirements of the laws of the State of Michigan.

         3.02 CERTIFICATES FOR SHARES. The shares of the corporation shall be represented by certificates signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President of the corporation, and may be sealed with the seal of the corporation or a facsimile thereof. A certificate representing shares shall state upon its face that the corporation is formed under the laws of the State of Michigan, the name of the person to whom it is issued, the number and class of shares, and the designation of the series, if any, which the certificate represents and such other provisions as may be required by the laws of the State of Michigan.

         3.03 TRANSFER OF SHARES. The shares of the capital stock of the corporation are transferable only on the books of the corporation upon surrender of the certificate therefor, properly endorsed for transfer, and the presentation of such evidences of ownership and validity of the assignment as the corporation may require.

         3.04 REGISTERED STOCKHOLDERS. The corporation shall be entitled to treat the person in whose name any share of stock is registered as the owner thereof for purposes of dividends and other distributions in the course of business, or in the course of recapitalization, consolidation, merger, reorganization, sale of assets, liquidation or otherwise and for the purpose of votes, approvals and consents by stockholders, and for the purpose of notices to stockholders, and for all other purposes whatever, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not the corporation shall have notice thereof, save as expressly required by the laws of the State of Michigan.

         3.05 LOST OR DESTROYED CERTIFICATES. Upon the presentation to the corporation of a proper affidavit attesting the loss, destruction or mutilation of any certificate or certificates for shares of stock of the corporation, the Board of Directors shall direct the issuance of a new certificate or certificates to replace the certificates so alleged to be lost, destroyed or mutilated. The Board of Directors may require as a condition precedent to the issuance of new certificates a bond or agreement of indemnity, in such form and amount and with such sureties, or without sureties, as the Board of Directors may direct or approve.


                                   ARTICLE IV

                   STOCKHOLDERS AND MEETINGS OF STOCKHOLDERS

         4.01 PLACE OF MEETINGS. All meetings of stockholders shall be held at the principal office of the corporation or at such other place as shall be determined by the Board of Directors and stated in the notice of meeting.

         4.02 ANNUAL MEETING. The annual meeting of the stockholders of the corporation shall be held on such date and at such time and place as may be specified in the notice of annual meeting to be sent to stockholders. Directors shall be elected at each annual meeting and such other business transacted as may come before the meeting. Any annual meeting of stockholders may be adjourned by the Chairman of the meeting or pursuant to a resolution of the Board of Directors.

         4.03 SPECIAL MEETINGS. Special meetings of stockholders may be called by the Board of Directors, the Chairman of the Board (if such office is filled) or the President. At any special meeting of stockholders, the business which may be transacted shall be limited to that which was specifically stated in the notice of such special meeting provided to stockholders.

         4.04 NOTICE OF MEETINGS. Except as otherwise provided by statute, written notice of the time, place and purposes of a meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at the meeting, either personally or by mailing such notice to his last address as it appears on the books of the corporation. No notice need be given of an adjourned meeting of the stockholders provided the time and place to which such meeting is adjourned are announced at the meeting at which the adjournment is taken and at the adjourned meeting only such business is transacted as might have been transacted at the original meeting. However, if after the adjournment a new record date is fixed for the adjourned meeting a notice of the adjourned meeting shall be given to each stockholder of record on the new record date entitled to notice as provided in this Bylaw.

         4.05 RECORD DATES. The Board of Directors may fix in advance a date as the record date for the purpose of determining stockholders entitled to notice of and to vote at a meeting of stockholders or an adjournment thereof, or to express consent or to dissent from a proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of a dividend or allotment of a right, or for the purpose of any other action. The date fixed shall not be more than 60 nor less than 10 days before the date of the meeting, nor more than 60 days before any other action. In such case only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting or adjournment thereof, or to express consent or to dissent from such proposal, or to receive payment of such dividend or to receive such allotment of rights, or to participate in any other action, as the case may be, notwithstanding any transfer of any stock on the books of the corporation, or otherwise, after any such record date.
Nothing in this Bylaw shall affect the rights of a stockholder and his transferee or transferor as between themselves.

         4.06 LIST OF STOCKHOLDERS. The Secretary of the corporation or the agent of the corporation having charge of the stock transfer records for shares of the corporation shall make and certify a complete list of the stockholders entitled to vote at a stockholders' meeting or any adjournment thereof. The list shall be arranged alphabetically, showing the name of, the address of, and the number of shares held by, each stockholder; be produced at the time and place of the meeting; be subject to inspection by any stockholder during the whole time of the meeting; and be prima facie evidence as to who are the stockholders entitled to examine the list or vote at the meeting.

         4.07 QUORUM. Unless a greater or lesser quorum is required in the Articles of Incorporation or by the laws of the State of Michigan, the stockholders present at a meeting in person or by proxy who, as of the record date for such meeting, were holders of a majority of the outstanding shares of the corporation entitled to vote at the meeting shall constitute a quorum at the meeting. Whether or not a quorum is present, a meeting of stockholders may be adjourned by a vote of the shares present in person or by proxy.

         4.08 PROXIES. A stockholder entitled to vote at a meeting of stockholders or to express consent or dissent without a meeting may authorize other persons to act for the stockholder by proxy. A proxy shall be signed by the stockholder or the stockholder's authorized agent or representative and shall not be valid after the expiration of three years from its date unless otherwise provided in the proxy. A proxy is revocable at the pleasure of the stockholder executing it except as otherwise provided by the laws of the State of Michigan.

         4.09 VOTING. Each outstanding share is entitled to one vote on each matter submitted to a vote, unless otherwise provided in the Articles of Incorporation. Votes shall be cast in writing and signed by the stockholder or the stockholder's proxy. When an action, other than the election of directors, is to be taken by a vote of the stockholders, it shall be authorized by a majority of the votes cast by the holders of shares entitled to vote thereon, unless a greater vote is required by the Articles of Incorporation or by the laws of the State of Michigan. Except as otherwise provided by the Articles of Incorporation, directors shall be elected by a plurality of the votes cast at any election.

         4.10  MEETINGS OF STOCKHOLDERS.

         (A) Annual Meetings of Stockholders. (1) Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the corporation who was a stockholder of record at the time of giving of notice provided for in this Bylaw, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Bylaw.

         (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph
(A)( 1) of this Bylaw, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner and (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

         (3)     Notwithstanding anything in the second sentence of paragraph
(A)(2) of this Bylaw to the contrary, in the event that the number of directors to be elected to the Board of Directors of the corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

         (B) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation's notice of meeting.
Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided hereunder, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Bylaw. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder's notice required by paragraph (A)(2) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

         (C) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw. The Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal shall be disregarded.

         (2) For purposes of this Bylaw, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

         (3) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.


                                   ARTICLE V

                                   DIRECTORS

         5.01 NUMBER. The business and affairs of the corporation shall be managed by a Board of not less than three nor more than twelve directors as shall be fixed from time to time by the Board of Directors. The directors need not be residents of Michigan or stockholders of the corporation.

         5.02 ELECTION, RESIGNATION AND REMOVAL. Directors shall be elected at each annual meeting of the stockholders, each to hold office for the term for which the director is elected and until the director's successor is elected and qualified, or until the director's resignation or removal. A director may resign by written notice to the corporation. The resignation is effective upon its receipt by the corporation or a subsequent time as set forth in the notice of resignation. A director or the entire Board of Directors may be removed, with cause, by the affirmative vote of stockholders of record holding a majority of the outstanding shares entitled to vote at an election of directors given at a meeting specifically called for that purpose.

         5.03 VACANCIES. Vacancies in the Board of Directors occurring by reason of death, resignation, removal, increase in the number of directors or otherwise shall be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. Each person so elected shall be a director for a term of office continuing until the next election of directors.

         5.04 ANNUAL MEETING. The Board of Directors shall meet each year immediately after the annual meeting of the stockholders, or within three (3) days of such time excluding Sundays and legal holidays if such later time is deemed advisable, at the place where such meeting of the stockholders has been held or such other place as the Board may determine, for the purpose of election of officers and consideration of such business that may properly be brought before the meeting; provided, that if less than a majority of the directors appear for an annual meeting of the Board of Directors the holding of such annual meeting shall not be required and the matters which might have been taken up therein may be taken up at any later special or annual meeting, or by consent resolution.

         5.05 REGULAR AND SPECIAL MEETINGS. Regular meetings of the Board of Directors may be held at such times and places as the majority of the directors may from time to time determine at a prior meeting or as shall be directed or approved by the vote or written consent of all the directors. Special meetings of the Board may be called by the Chairman of the Board (if such office is filled) or the President and shall be called by the President or Secretary upon the written request of any two directors.

         5.06 NOTICES. No notice shall be required for annual or regular meetings of the Board or for adjourned meetings, whether regular or special. Twenty-four hours written notice shall be given for special meetings of the Board, and such notice shall state the time, place and purpose or purposes of the meeting.

         5.07 QUORUM. A majority of the Board of Directors then in office, or of the members of a committee thereof, constitutes a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which there is a quorum shall be the acts of the Board or of the committee, except as a larger vote may be required by the laws of the State of Michigan.
A member of the Board or of a committee designated by the Board may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can communicate with the other participants. Participation in a meeting in this manner constitutes presence in person at the meeting.

         5.08 EXECUTIVE AND OTHER COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board, appoint three or more members of the Board as an executive committee to exercise all powers and authorities of the Board in management of the business and affairs of the corporation, except that the committee shall not have power or authority to (a) amend the Articles of Incorporation, except that a committee may prescribe the relative rights and preferences of shares of a series; (b) adopt an agreement of merger or share exchange; (c) recommend to stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets;
(d) recommend to stockholders a dissolution of the corporation or revocation of a dissolution; (e) amend these Bylaws; (f) fill vacancies in the Board; or (g) unless expressly authorized by the Board, declare a distribution or dividend or to authorize the issuance of stock.

         The Board of Directors from time to time may, by like resolution, appoint such other committees of one or more directors to have such authority as shall be specified by the Board in the resolution making such appointments. The Board of Directors may designate one or more directors as alternate members of any committee who may replace an absent or disqualified member at any meeting thereof.

         5.09 DISSENTS. A director who is present at a meeting of the Board of Directors, or a committee thereof of which the director is a member, at which action on a corporate matter is taken is presumed to have concurred in that action unless the director's dissent is entered in the minutes of the meeting or unless the director files a written dissent to the action with the person acting as secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation promptly after the adjournment of the meeting. Such right to dissent does not apply to a director who voted in favor of such action. A director who is absent from a meeting of the Board, or a committee thereof of which the director is a member, at which any such action is taken is presumed to have concurred in the action unless the director files a written dissent with the Secretary of the corporation within a reasonable time after the director has knowledge of the action.

         5.10 COMPENSATION. Except as provided in the Articles of Incorporation, the Board of Directors, by affirmative vote of a majority of directors in office and irrespective of any personal interest of any of them, may establish reasonable compensation of directors for services to the corporation as directors or officers.


                                   ARTICLE VI

                NOTICES, WAIVERS OF NOTICE AND MANNER OF ACTING

         6.01 NOTICES. All notices of meetings required to be given to stockholders, directors or any committee of directors may be given by mail, telecopy, telegram, radiogram or cablegram to any stockholder, director or committee member at his last address as it appears on the books of the corporation. Such notice shall be deemed to be given at the time when the same shall be mailed or otherwise dispatched.

         6.02 WAIVER OF NOTICE. Notice of the time, place and purpose of any meeting of stockholders, directors or committee of directors may be waived by telecopy, telegram, radiogram, cablegram or other writing, either before or after the meeting, or in such other manner as may be permitted by the laws of the State of Michigan. Attendance of a person at any meeting of stockholders, in person or by proxy, or at any meeting of directors or of a committee of directors, constitutes a waiver of notice of the meeting except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         6.03 ACTION WITHOUT A MEETING. Any action required or permitted at any meeting of stockholders or directors or committee of directors may be taken without a meeting, without prior notice and without a vote, if all of the stockholders or directors or committee members entitled to vote thereon consent thereto in writing.

                                  ARTICLE VII

                                    OFFICERS

         7.01 NUMBER. The Board of Directors shall elect or appoint a President, a Secretary and a Treasurer, and may select a Chairman of the Board, and one or more Vice Presidents, Assistant Secretaries or Assistant Treasurers. Any two or more of the above offices, except those of President and Vice President, may be held by the same person. No officer shall execute, acknowledge or verify an instrument in more than one capacity if the instrument is required by law, the Articles of Incorporation or these Bylaws to be executed, acknowledged, or verified by one or more officers.

         7.02 TERM OF OFFICE, RESIGNATION AND REMOVAL. An officer shall hold office for the term for which he is elected or appointed and until his successor is elected or appointed and qualified, or until his resignation or removal. An officer may resign by written notice to the corporation. The resignation is effective upon its receipt by the corporation or at a subsequent time specified in the notice of resignation. An officer may be removed by the Board with or without cause. The removal of an officer shall be without prejudice to his contract rights, if any. The election or appointment of an officer does not of itself create contract rights.

         7.03 VACANCIES. The Board of Directors may fill any vacancies in any office occurring for whatever reason.

         7.04 AUTHORITY. All officers, employees and agents of the corporation shall have such authority and perform such duties in the conduct and management of the business and affairs of the corporation as may be designated by the Board of Directors and these Bylaws.


                                  ARTICLE VIII

                               DUTIES OF OFFICERS

         8.01 CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors at which the Chairman is present. The Chairman shall be the Chief Executive Officer of the corporation. The Chairman shall see that all orders and resolutions of the Board are carried into effect and the Chairman shall have the general powers of supervision and management usually vested in the chief executive officer of a corporation, including the authority to vote all securities of other corporations and organizations held by the corporation.

         8.02 VICE CHAIRMAN. The Vice Chairman, if such position is filled, shall, in the absence or disability of the Chairman, perform the duties and exercise the powers of the Chairman of the

Board and shall perform such other duties as the Board of Directors or the Chairman of the Board may from time to time prescribe.

         8.03 PRESIDENT. The President shall be the Chief Operating Officer of the corporation and shall have the general powers of supervision and management over the day-to-day operations of the corporation. The President shall see that all orders and resolutions of the Board are carried into effect and shall be ex officio a member of all management committees. He may execute any documents in the name of the corporation and shall have such other powers and duties as may be prescribed by the Board.

         8.04 VICE PRESIDENTS. The Vice Presidents, in order of their seniority, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties as the Board of Directors or the President may from time to time prescribe.

         8.05 SECRETARY. The Secretary shall attend all meetings of the Board of Directors and of stockholders and shall record all votes and minutes of all proceedings in a book to be kept for that purpose, shall give or cause to be given notice of all meetings of the stockholders and of the Board of Directors, and shall keep in safe custody the seal of the corporation and, when authorized by the Board, affix the same to any instrument requiring it, and when so affixed it shall be attested by the signature of the Secretary, or by the signature of the Treasurer or an Assistant Secretary. The Secretary may delegate any of the duties, powers and authorities of the Secretary to one or more Assistant Secretaries, unless such delegation is disapproved by the Board.

         8.06 TREASURER. The Treasurer shall have the custody of the corporate funds and securities; shall keep full and accurate accounts of receipts and disbursements in books of the corporation; and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall render to the President and directors, whenever they may require it, an account of his or her transactions as Treasurer and of the financial condition of the corporation. The Treasurer may delegate any of his or her duties, powers and authorities to one or more Assistant Treasurers unless such delegation is disapproved by the Board of Directors.

         8.07 ASSISTANT SECRETARIES AND TREASURERS. The Assistant Secretaries, in order of their seniority, shall perform the duties and exercise the powers and authorities of the Secretary in case of the Secretary's absence or disability. The Assistant Treasurers, in the order of their seniority, shall perform the duties and exercise the powers and authorities of the Treasurer in case of the Treasurer's absence or disability. The Assistant Secretaries and Assistant Treasurers shall also perform such duties as may be delegated to them by the Secretary and Treasurer, respectively, and also such duties as the Board of Directors may prescribe.

                                   ARTICLE IX

                             SPECIAL CORPORATE ACTS

         9.01 ORDERS FOR PAYMENT OF MONEY. All checks, drafts, notes, bonds, bills of exchange and orders for payment of money of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         9.02 CONTRACTS AND CONVEYANCES. The Board of Directors of the corporation may in any instance designate the officer and/or agent who shall have authority to execute any contract, conveyance, mortgage or other instrument on behalf of the corporation, or may ratify or confirm any execution. When the execution of any instrument has been authorized without specification of the executing officers or agents, the Chairman of the Board, the President or any Vice President, and the Secretary or Assistant Secretary or Treasurer or Assistant Treasurer, may execute the same in the name and on behalf of this corporation and may affix the corporate seal thereto.


                                   ARTICLE X

                               BOOKS AND RECORDS

         10.01 MAINTENANCE OF BOOKS AND RECORDS. The proper officers and agents of the corporation shall keep and maintain such books, records and accounts of the corporation's business and affairs, minutes of the proceedings of its stockholders, Board and committees, if any, and such stock ledgers and lists of stockholders, as the Board of Directors shall deem advisable, and as shall be required by the laws of the State of Michigan and other states or jurisdictions empowered to impose such requirements. Books, records and minutes may be kept within or without the State of Michigan in a place which the Board shall determine.

         10.02 RELIANCE ON BOOKS AND RECORDS. In discharging his or her duties, a director or an officer of the corporation is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by any of the following: (a) one or more directors, officers, or employees of the corporation, or of a business organization under joint control or common control whom the director or officer reasonably believes to be reliable and competent in the matters presented, (b) legal counsel, public accountants, engineers, or other persons as to matters the director or officer reasonably believes are within the person's professional or expert competence, or (c) a committee of the Board of Directors of which he or she is not a member if the director or officer reasonably believes the Committee merits confidence. A director or officer is not entitled to rely on such information if he or she has knowledge concerning the matter in question that makes such reliance unwarranted.

                                   ARTICLE XI

                                INDEMNIFICATION

         11.01 NON-DERIVATIVE ACTIONS. Subject to all of the other provisions of this Article XI, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (other than an action by or in the right of the corporation), by reason of the fact that the person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, whether for profit or not, against expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its stockholders, and with respect to any criminal action or proceeding, if the person had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation or its stockholders, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         11.02  DERIVATIVE ACTIONS.  Subject to all of the provisions of this
Article XI, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, whether for profit or not, against expenses (including attorneys' fees) and amounts paid in settlement incurred by the person in connection with such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its stockholders. However, indemnification shall not be made for any claim, issue or matter in which such person has been found liable to the corporation unless and only to the extent that the court in which such action or suit was brought has determined upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for the expenses which the court considers proper.

         11.03 EXPENSES OF SUCCESSFUL DEFENSE. To the extent that a person has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 11.01 or 11.02 of these Bylaws, or in defense of any claim, issue or matter in the action, suit or proceeding, the person shall be indemnified against expenses (including attorneys' fees) incurred by such person in connection with the action, suit or proceeding and any action, suit or proceeding brought to enforce the mandatory indemnification provided by this
Section 11.03.

         11.04 DEFINITIONS. For the purposes of Sections 11.01 and 11.02, "other enterprises" shall include employee benefit plans; "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; "serving at the request of the corporation" shall include any service as a director, officer, employee, or agent of the corporation which imposes duties on, or involves services by, the director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner the person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be considered to have acted in a manner "not opposed to the best interests of the corporation or its stockholders" as referred to in Sections
11.01 and 11.02.

         11.05 CONTRACT RIGHT; LIMITATION ON INDEMNITY. The right to indemnification conferred in this Article XI shall be a contract right, and shall apply to services of a director or officer as an employee or agent of the corporation as well as in such person's capacity as a director or officer. Except as provided in Section 11.03 of these Bylaws, the corporation shall have no obligations under this Article XI to indemnify any person in connection with any proceeding, or part thereof, initiated by such person without authorization by the Board of Directors.

         11.06 DETERMINATION THAT INDEMNIFICATION IS PROPER. Any indemnification under Section 11.01 or 11.02 of these Bylaws (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the person is proper in the circumstances because the person has met the applicable standard of conduct set forth in Section 11.01 or 11.02, whichever is applicable. Such determination shall be made in any of the following ways:

                (i) By a majority vote of a quorum of the Board consisting of directors who were not parties to such action, suit or proceeding.

               (ii) If the quorum described in clause (i) above is not obtainable, then by a committee of directors who are not parties to the action, suit or proceeding. The committee shall consist of not less than two (2) disinterested directors.

              (iii) By independent legal counsel in a written opinion. Legal counsel for this purpose shall be chosen by the Board or its committee prescribed in clauses (i) or (ii), or if a quorum of the Board cannot be obtained under clause (i) and a committee cannot be designated under clause (ii), by the Board.

               (iv) By the stockholders. Shares held by directors or officers who are parties or threatened to be made parties to the action, suit or proceeding may not be voted.

         11.07 AUTHORIZATION OF PAYMENT OF INDEMNIFICATION. The payment of indemnification as conferred by this Article XI to a person entitled to such indemnification shall be authorized in any of the following ways:

         (a)     By the Board in one of the following ways:

                 (i) If there are two (2) or more directors who are not parties or threatened to be made parties to the action, suit, or proceeding, by a majority vote of directors who are not parties or threatened to be made parties, a majority of whom shall constitute a quorum for this purpose.

                (ii)     By a majority of the members of a committee of two
         (2) or more directors who are not parties or threatened to be made parties to the action, suit, or proceeding.

               (iii) If the corporation has one (1) or more independent directors who are not parties or threatened to be made parties to the action, suit, or proceeding, by a majority vote of all independent directors who are not parties or are threatened to be made parties, a majority of whom shall constitute a quorum for this purpose.

                (iv) If there are no independent directors and less than two (2) directors who are not parties or threatened to be made parties to the action, suit, or proceeding, by the vote necessary for action by the Board, in which authorization all directors may participate.

         (b) By the stockholders, but shares held by directors, officers, employees, or agents who are parties or threatened to be made parties to the action, suit, or proceeding may not be voted on the authorization.

         11.08 PROPORTIONATE INDEMNITY. If a person is entitled to indemnification under Section 11.01 or 11.02 of these Bylaws for a portion of expenses, including attorneys' fees, judgments, penalties, fines, and amounts paid in settlement, but not for the total amount thereof, the corporation shall indemnify the person for the portion of the expenses, judgments, penalties, fines, or amounts paid in settlement for which the person is entitled to be indemnified.

         11.09 EXPENSE ADVANCE. Expenses incurred in defending a civil or criminal action, suit or proceeding described in Section 11.01 or 11.02 of these Bylaws shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding if the corporation receives from the person requesting such advance the following: (i) a written affirmation of the person's good faith belief that the person has met the applicable standard of conduct in Section 11.01 or 11.02 and (ii) a written undertaking by or on behalf of the person to repay the expenses if it is ultimately determined that the person is not entitled to be indemnified by the corporation. The undertaking shall be an unlimited general obligation of the person on whose behalf advances are made but need not be secured.

         11.10 NON-EXCLUSIVITY OF RIGHTS. The indemnification or advancement of expenses provided under this Article XI is not exclusive of other rights to which a person seeking indemnification or advancement of expenses may be entitled under a contractual arrangement with the corporation. However, the total amount of expenses advanced or indemnified from all sources combined shall not exceed the amount of actual expenses incurred by the person seeking indemnification or advancement of expenses.

         11.11  INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION.
The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the corporation to the fullest extent of the provisions of this Article XI with respect to the indemnification and advancement of expenses of directors and officers of the corporation.

         11.12 FORMER DIRECTORS AND OFFICERS. The indemnification provided in this Article XI continues as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

         11.13 INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against the person and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the corporation would have power to indemnify the person against such liability under these Bylaws or the laws of the State of Michigan.

         11.14 CHANGES IN MICHIGAN LAW. In the event of any change of the Michigan statutory provisions applicable to the corporation relating to the subject matter of this Article XI, then the indemnification to which any person shall be entitled hereunder shall be determined by such changed provisions, but only to the extent that any such change permits the corporation to provide broader indemnification rights than such provisions permitted the corporation to provide prior to any such change. Subject to Section 11.15, the Board of Directors is authorized to amend these Bylaws to conform to any such changed statutory provisions.

         11.15 AMENDMENT OR REPEAL OF ARTICLE XI. No amendment or repeal of this Article XI shall apply to or have any effect on any director or officer of the corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal.

                                  ARTICLE XII

                                   AMENDMENTS

         12.01 AMENDMENTS. Subject to Section 11.15, the Bylaws of the corporation may be amended, altered or repealed, in whole or in part, by a majority vote of the Board of Directors at any meeting duly held in accordance with these Bylaws, provided that notice of the meeting includes notice of the proposed amendment, alteration or repeal.

                                                                      Appendix D



                            INTERFACE SYSTEMS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN



         1. Purpose. The purpose of the Interface Systems, Inc. Employee Stock Purchase Plan (the "Plan") is to promote the best interests of Interface Systems, Inc. (the "Company") and its stockholders by encouraging employees of the Company to acquire a proprietary interest in the Company, thus identifying their interests with those of stockholders and encouraging the employees to make even greater efforts on behalf of the Company. The Plan is intended to constitute an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Certain Definitions. As used in this Plan, the term "employee" means an individual with an "employment relationship" with the Company as defined in Regulation 1.421-7(h) of the Income Tax Regulations; the term "employment" means employment with the Company, the term "Purchase Period" means a six month offering period commencing each June 1 and December 1; and the term "compensation" means cash compensation, not including overtime and bonuses.

         3. Stock. The stock subject to option and purchase under the Plan shall be the Common Stock of the Company (the "Common Stock") and may be either authorized and unissued shares or shares that have been reacquired by the Company. The total amount of Common Stock on which options may be granted under the Plan shall not exceed 225,000 shares, subject to adjustment in accordance with Section 12. Shares of Common Stock subject to any unexercised portion of a terminated, canceled or expired option granted under the Plan may again be used for option grants under the Plan.

         4. Administration. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors ("Board"), comprised of nonemployee members of the Board, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Committee may prescribe rules and regulations from time to time for the administration of the Plan and may decide questions which may arise with respect to its interpretation or application. The decisions of the Committee in interpreting the Plan shall be final, conclusive and binding on all persons,
including the Company, its employees and optionees.   In the event of
insufficient shares during a Purchase Period, the Committee shall allocate shares proportionately on the basis of compensation.

         5. Participants. (a) Except as provided in Section 6, below, any employee who is employed by the Company on the first day of a Purchase Period is eligible to participate in the Plan in accordance with its terms.

         6. Ownership and Purchase Limitations. Notwithstanding anything herein to the contrary, no employee shall be entitled to participate in an offering under the Plan if such employee, immediately after a grant under this Plan, would, in the aggregate, own or hold options to purchase shares of Common Stock equal to or exceeding five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its subsidiary corporations. For the foregoing purposes, the rules of Section 424(d) of the Code shall apply in determining stock ownership. With respect to individual employees, Section 424(d) provides that an employee shall be considered as owning the stock owned directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. No employee shall be granted an option under the Plan which, together with options granted under all employee stock purchase plans (qualified under Section 423 of the Code) of the Company and its subsidiaries permits the employee to accrue option rights to purchase shares in any calendar year in excess of $25,000 of fair market value of such shares (determined at the time the option is granted). For purposes of this Plan, the "grant date" shall be the first day of each Purchase Period, as defined in Section 9(b), below. The Company's non-employee directors are not eligible to participate in the Plan.

         7. Option Price. The option price of the shares shall be the lower of 85% the fair market value of the Common Stock on first day of the Purchase Period or 85% of the fair market value of the Common Stock on the last day of the Purchase Period. For purposes of this paragraph, the fair market value as of any date and in respect of any share of Common Stock shall be the last sale price of the Common Stock on The Nasdaq Stock Market, National Market (the "National Market"), on the date of determination or, if no such reported sale of the Stock shall have occurred on such date on the National Market, on the preceding date on which there was such a reported sale on such National Market.

         8.      Payment for Option Shares.

                 (a) Shares Under Option. An eligible employee may elect to participate in an offering by filing with the Human Resources Department a payroll deduction form within the election period designated by the Company prior to each Purchase Period (the "Election Period"). An eligible employee's election to participate and payroll deduction form from the preceding Election Period automatically shall carry over to the next Election Period unless affirmatively revoked by the employee. An employee who elects to participate may not authorize payroll deductions which, in the aggregate, are less than one percent (1%) of the employee's cash compensation during the Purchase Period (not including overtime and bonus payments) or are more than 15% of the employee's cash compensation during the Purchase Period (not including overtime and bonus payments). Only whole shares of' Common Stock may be purchased under the Plan.

                 (b) A participating employee must authorize payroll deductions over a six month Period beginning on June 1 or December 1 (the "Purchase Period"). Purchase Periods automatically shall run successively
unless designated otherwise by the Company.   An employee may suspend payroll
deductions during a Purchase Period at any time upon written notice to the Human Resources

Department which shall become effective no later than the next payroll period following the suspension; provided, however, that payroll deductions made prior to the suspension shall still be used to purchase Common Stock for the employee at the end of the Purchase Period. Upon suspension of such deductions, no further deductions will be made during the Purchase Period or any future Purchase Periods unless the employee submits the appropriate form to the Human Resources Department electing to again participate in the Plan.

                 (c) Payroll deductions shall commence on the first payroll date in the Purchase Period and shall continue until the last payroll date in the Purchase Period; provided, however, that unless an election is revoked, such election shall continue into successive six month Purchase Periods.

                 (d) A participating employee's option shall be deemed to have been exercised on the last business day of the Purchase Period.

                 (e) The Company retains the right to designate an exclusive broker to handle the Common Stock transactions under the Plan. As soon as practicable after the end of the Purchase Period, the Company shall deliver to each employee or a designated brokerage account, through a certificate or electronic transfer, the shares of Common Stock that such employee has purchased. Any amount that has been deducted and withheld in excess of the option price automatically shall be applied toward the purchase of option shares in the next Purchase Period. An employee who elects not to participate in the following Purchase Period shall receive a check from the Company for any amount that has been deducted and withheld in excess of the cost of shares.

         9.      Interest.   No interest shall accrue or be paid on any amounts
paid by payroll deduction by any participating employee.

         10. Termination of Employment, Unpaid Leave of Absence or Layoff. If a participating employee ceases to be employed by the Company for any reason (with or without severance pay), including but not limited to, voluntary or forced resignation, retirement, death, layoff, or if an employee is on an unpaid leave of absence, or during any period of severance, within a reasonable time after notice of the termination or unpaid leave of absence, the Company shall issue a check to the former employee (or executor, administrator or legal representative, if applicable) in the aggregate amount of the employee's payroll deductions that had not yet been applied towards the purchase of shares as of the employee's date of separation.

         11. Non-Assignability. No option shall be transferable by an employee, and an option shall be exercised only by an employee. Upon the death of a participating employee, his or her executor, administrator or other legal representative shall receive a check from the Company representing the aggregate amount of the deceased employee's payroll deductions that had not yet been applied towards the purchase of option shares as of the date of death.

         12. Adjustments. The total amount of Common Stock for which options may be granted under the Plan, and the number of shares subject to any option granted to a participant (both as to the number of shares of Common Stock and the option price), shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from payment of a stock dividend on Common Stock, a subdivision or combination of shares of Common Stock, or a reclassification of Common Stock, and, pursuant to the paragraph below, in the event of a merger in which the Company shall be the surviving corporation.

         After any merger of one or more corporations into the Company, or after any consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each participant shall, at no additional cost, be entitled upon the exercise of an option, to receive (subject to any required action by stockholders), in lieu of the number of shares to which such option shall then be exercised, the number and class of shares of stock or other securities to which such participant would have been entitled to receive pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such participant had been a holder of record of a number of shares of Common Stock equal to the number of shares to which such option shall then be so exercised. Comparable rights shall accrue to each participant in the event of successive mergers or consolidations of the character described above.

         Anything contained herein to the contrary, upon the dissolution or liquidation of the Company or upon any merger or consolidation in which the Company is not the surviving corporation, the Purchase Period for any option granted under this Plan shall terminate as of the date of the aforementioned event, but each participant who is then an employee of the Company or a subsidiary shall have the right, immediately prior to such dissolution, liquidation, merger or consolidation, to exercise his option for such Purchase Period in full on the earlier of the date of the merger or liquidation or the last day of the Purchase Period.

         The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

         13. Termination and Amendment. The Board may terminate the Plan, or the granting of options under the Plan, at any time. No option shall be granted under the Plan after October 30, 2007.

         The Board may amend or modify the Plan at any time and from time to time, but no amendment or modification shall disqualify the Plan under Section 423 of the Code.

         No amendment, modification, or termination of the Plan shall in any manner affect any option granted under the Plan without the consent of the participant holding the option.

         14. Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of an option as may be required to satisfy the requirements of Rule 16b-3 of the Exchange Act, as amended from time to time (or any successor rule).

         15. Rights Prior to Delivery of Shares. No participant shall have any rights as a stockholder with respect to shares covered by an option until the issuance of a stock certificate or electronic transfer to the employee or his brokerage account of such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued or the shares electronically delivered to a brokerage account.

         16.     Securities Laws.   Anything to the contrary herein
notwithstanding, the Company's obligation to sell and deliver stock pursuant to the exercise of an option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Company deems necessary or advisable. The Company shall not be required to sell and deliver stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares will not violate any of the provisions of the Securities Act of 1933 or the Exchange Act, or the rules and regulations of the Securities Exchange Commission promulgated thereunder or those of any stock exchange on which the stock may be listed, the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

         The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an option under the Plan as it may deem advisable, including, without limitation, restrictions (a) under applicable federal securities laws, (b) under the requirements of any stock exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, and (c) under any blue sky or state securities laws applicable to such shares. No shares shall be issued until counsel for the Company has determined that the Company has complied with all requirements under appropriate securities laws.

         17. Approval of Plan. The Plan shall be subject to the approval of at least a majority of the votes cast by the holders of the Company's Common Stock entitled to vote at a meeting of stockholders of the Company held within 12 months after the October 31, 1997 adoption of the Plan by the Board. If not approved by stockholders within such 12-month period, the Plan and any options granted hereunder shall become void and of no effect, and the participating employees shall receive a check from the Company for all payroll deductions relating to the Plan.

         18. Effect on Employment. Neither the adoption of the Plan nor the granting of an option pursuant to it shall be deemed to create any right in any employee to be retained or continued in the employment of the Company.

         19. Use of Proceeds. The proceeds received from the sale of shares of Common Stock pursuant to the Plan shall be used for corporate purposes by the Company.

         THIS EMPLOYEE STOCK PURCHASE PLAN is hereby executed on this the 21st day of November, 1997.



                                        INTERFACE SYSTEMS, INC.



                                        By:/s/ Robert A. Nero
                                           ----------------------------------
                                           Robert A. Nero
                                           President



                BOARD OF DIRECTORS APPROVAL:   October 31, 1997
                    STOCKHOLDER APPROVAL:

                                                                      Appendix E

                            INTERFACE SYSTEMS, INC.
                   1993 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
                  (AS AMENDED AND RESTATED ON AUGUST 8, 1997)



         1.  CERTAIN DEFINITIONS.

         The "Board" is the Board of Directors of the Company.

         The "Code" is the Internal Revenue Code of 1986, as amended.

         The "Common Stock" is the common stock, $.10 par value per share, of the Company.

         The "Company" is Interface Systems, Inc., a Delaware corporation.

         "Disabled" or "Disability" means permanently disabled as defined in
Section 22(e)(3) of the Code.

         "Employee" means an individual with an "employment relationship" with the Company, or any Parent or Subsidiary, as defined in Regulation 1.421-7(h) promulgated under the Code, and shall include, without limitation, employees who are directors of the Company, or any Parent or Subsidiary.

         "Employment" means the state of being an Employee.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" shall mean the last sale price on the Nasdaq Stock Market National Market, as reported in the Wall Street Journal, for the last preceding day on which the Common Stock was traded prior to the date with respect to which the fair market value is to be determined, as determined by the Board of Directors in accordance herewith.

         A "Nonqualified Stock Option" is an option granted under the Plan other than an Incentive Stock Option, intended to meet the requirements of
Section 422 of the Code.

         The "Plan" is the 1993 Stock Option Plan for Non-Employee Directors.

         2.  PURPOSE.

         The purpose of the Plan is to promote the best interests of the Company and its shareholders by attracting and retaining the best available personnel to serve as directors of the Company, to provide the non-employee directors with additional incentive to direct the Company's future affairs in the long-term benefit of the Company and its shareholders and to encourage continued service on the Board.

         3.  ADMINISTRATION.

         The Board of Directors shall interpret the Plan as it deems necessary or advisable for administration of the Plan. The decision of the Board on any matter on which it may make a determination under the immediately preceding sentence shall be final and binding on all participants.

         4.  PARTICIPANTS.

         Participants in the Plan shall be directors of the Company who are not Employees and who are members of the Board on the date an option is granted under the Plan.

         5.  STOCK.

         The stock subject to options under the Plan shall be the Common Stock. The total amount of Common Stock on which options may be granted under the Plan shall not exceed 175,000 shares, subject to adjustment in accordance with
Section 11. Shares subject to any unexercised portion of a terminated, canceled, forfeited or expired option granted under the Plan may again be available for subsequent option grants under the Plan.

         6.  AWARD OF OPTIONS.

                 (a) Automatic Grants.

                 On the later of the effective date of the Plan or the date on which a participant first becomes a member of the Board, each participant shall, automatically and without discretion, be granted an initial option to purchase 6,000 shares of Common Stock (a "Pre-Amendment Option") with an exercise price equal to the Fair Market Value per share of Common Stock on the date of grant. Effective January 11, 1996, on the later of the effective date of the Plan or the date on which a participant becomes a member of the Board, each participant shall automatically and without discretion be granted an initial option to purchase 5,100 shares of Common Stock (an "Initial Option") with an exercise price equal to the Fair Market Value per share of Common Stock on the day of grant. Subsequent thereto, (a) on January 11, 1996, and every third January 11 thereafter, until the termination of the Plan, every participant who is a member of the Board of Directors on January 11, 1996, shall automatically and without discretion be granted an option to purchase 5,100 shares of Common Stock (a "Subsequent Option") with an exercise price equal to the Fair Market Value per share of Common Stock on the date of grant, and (b) on the third anniversay of the date a person became a member of the Board of Directors and, thereafter, on the third anniversary of the date of grant of the prior Subsequent Option until the termination of the Plan, every participant who becomes a member of the Board of Directors after January 11, 1996, shall automatically and without discretion be granted a Subsequent Option to purchase 5,100 shares of Common Stock with an exercise price equal to the Fair Market Value per share of Common Stock on the date of the grant. Pre-Amendment, Initial and Subsequent Options may be exercised in installments as follows: (i) Beginning on the date after the first anniversary date of grant, an option may be exercised up to 1/3 of the shares subject to the option; (ii) After the expiration of each succeeding anniversary date of the grant, the option may be exercised up to an additional 1/3 of the shares subject to option, so that after the expiration of the third anniversary the option shall be exercisable in full; (iii) To the extent no exercised, installments shall be cumulative and may be exercised in whole or in part.

                 (b) Discretionary Grants.

                 Subject to the limitations set forth in the Plan, the Board of Directors from time to time may grant options to such participants and for such number of shares of Common Stock and upon such other terms (including, without limitation, the exercise price and the times at which the option may be exercised) as it shall designate (a "Discretionary Option"). The exercise price per share for Discretionary Options shall not be less than the Fair Market Value per share of the Common Stock on the date of grant and the expiration date shall be no later than the tenth anniversary of the date of grant.

                 (c) General.

                 References herein to Options shall mean Pre-Amendment, Initial, Subsequent and Discretionary Options, unless otherwise provided. Options granted pursuant to this Plan shall be Nonqualified Stock Options. Each option granted under the Plan shall meet all the terms and conditions of the Plan.

         7.  PAYMENT FOR SHARES.

         The purchase price for shares of Common Stock to be acquired upon exercise of an option granted hereunder shall be paid in full, at the time of exercise, in cash, by certified check, bank draft or money order or by tendering to the Company shares of Common Stock then owned by the participant, duly endorsed for transfer or with duly executed stock power attached, which shares shall be valued at their Fair Market Value as of the date of such exercise and payment. Notwithstanding the foregoing, the option exercise price may be paid by delivery to the Company of a properly executed exercise notice, acceptable to the Company, together with irrevocable instructions to the participant's broker to deliver to the Company a sufficient amount of cash to pay the exercise price, in accordance with a written agreement, if any, between the Company and the brokerage firm ("Cashless Exercise").

         8.  NON-ASSIGNABILITY.

         No option shall be transferable by a participant except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. During the lifetime of a participant,
an option shall be exercised only by the optionee.   No transfer of an option
shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and such evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of the option.

         9.  TERMINATION OF DIRECTORSHIP.

         (a) If, prior to the date that an option shall first become exercisable, the participant shall cease to be a director of the Company, with or without cause, or due to the act, death, Disability, or retirement of the participant, the participant's right to exercise the option shall terminate and all rights thereunder shall cease. (b) If, on or after the date that an option shall first become exercisable, a participant shall cease to be a director of the Company for any reason other than death or Disability, the participant shall have the right, prior to the earlier of (i) the expiration of the option or (ii) the day which is three months after the date on which the Participant ceased to be a director of the Company, to exercise the option to the extent that it was exercisable and is unexercised on the date the participant ceased to be a director of the Company, subject to any other limitation on the exercise of the option in effect at the date of exercise. (c) If, on or after the date that an option shall have become exercisable, the participant shall die or become Disabled which a director of the company or while such option remains exercisable, the participant or the executor or administrator of the estate of the participant (as the case may be), or the person or persons to whom the option shall have been transferred by will or by the laws of descent and distribution, shall have the right, prior to the earlier of (i) the expiration of the option or (ii) the day which is one year after the date of the participant's death or Disability to exercise the option to the extent that it was exercisable and unexercised on the date of death, subject to any other limitation on exercise in effect at the date of exercise.

         10.  ADJUSTMENTS.

         In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock, or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the common Stock such that an adjustment is determined by the Board of Directors to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board of Directors shall, in such manner as it may deem equitable, adjust any or all of (a) the number and type of shares of Common Stock or other securities which thereafter may be made the subject of options, (b) the number and type of shares of Common Stock or other securities subject to outstanding options, and (c) the exercise price with respect to any option, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding option; provided, however, that the number of shares of Common Stock subject to any option shall always be a whole number.

         11.  RIGHTS PRIOR TO ISSUANCE OF SHARES.

         No participant shall have any rights as a shareholder with respect to any shares covered by an option until the issuance of a stock certificate to the participant for such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date such certificate is issued.

         12.  TERMINATION AND AMENDMENT.

         The Board may terminate the Plan, or the granting of options under the Plan, at any time. No Option shall be granted under the Plan ten years after adoption of the Plan by the Board or approval of the Plan by the Company's shareholders, whichever is earlier. Termination of the Plan shall not affect the rights of the holders of any options previously granted.

         The Board may amend or modify the Plan at any time and from time to time. No amendment, modification, or termination of the Plan shall in any manner affect any option granted under the Plan without the consent of the participant holding the option.

         13.  APPROVAL OF PLAN.

         The Plan shall be subject to the approval of the holders of at least a majority of the shares of Common Stock of the Company present and entitled to vote at a meeting of shareholders of the Company. No option granted under the Plan may be exercised in whole or in part until the Plan has been approved by the shareholders as provided herein. If not approved by shareholders the Plan, any options granted hereunder shall become void and of no effect.

                APPROVED BY BOARD OF DIRECTORS:  MARCH 26, 1993
                   APPROVED BY SHAREHOLDERS:   MARCH 25, 1994
                           AMENDED: JANUARY 11, 1996
                                    APRIL 17, 1997
                     AMENDED AND RESTATED:  AUGUST 8, 1997
                   APPROVED BY SHAREHOLDERS:           , 1998

     PLEASE MARK VOTES                  REVOCABLE PROXY
/X/  AS IN THIS EXAMPLE              INTERFACE SYSTEMS, INC.

             ANNUAL MEETING OF STOCKHOLDERS                                                                     With-    For All
                   FEBRUARY 20, 1998                                                                   For      hold     Except
                                                                                                       [ ]      [ ]       [ ]
     The undersigned hereby constitutes and appoints Robert      1.  Election of Directors:
A. Nero and John R. Ternes, or either of them, attorneys,
agents and proxies with power of substitution to vote all of                 Garnel F. Graber          David C. Seigle
the shares of Common Stock of Interface Systems, Inc. (the                   Robert A. Nero            Robert A. Seigle
"Company") that the undersigned is entitled to vote at the                   Bruce E. Rhoades          Lloyd A. Semple
Annual Meeting
                                                                 INSTRUCTION:  To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

                                                                 ------------------------------------------------------------------
                                                                                                         For   Against   Abstain
                                                                 2. APPROVE CHANGE IN THE                [ ]     [ ]       [ ]
                                                                    COMPANY'S STATE OF
                                                                    INCORPORATION FROM DELAWARE TO MICHIGAN

                                                                 3. APPROVE ADOPTION OF                  [ ]     [ ]       [ ]
                                                                    EMPLOYEE STOCK
                                                                    PURCHASE PLAN

                                                                 4. APPROVE AMENDMENT TO                 [ ]     [ ]       [ ]
                                                                    1993 STOCK PLAN FOR
                                                                    NON-EMPLOYEE DIRECTORS TO PROVIDE BOARD WITH
                                                                    DISCRETIONARY AUTHORITY TO GRANT OPTIONS

                                                                 5. In their discretion upon the transaction of such other
                                                                    business as may properly come before the meeting.

                                                                 Shares represented by a duly executed proxy which does not indicate how it will be voted, will be voted FOR the election of the Board's nominees. Discretionary authority is hereby conferred as to any other matters as may properly come before the meeting.

                                                                    The undersigned acknowledges receipt of the Notice of
                                                                 Annual Meeting of Stockholders and the Proxy Statement dated
--------------------------------------------------------------   January 20, 1998, and ratifies all that the proxy holders or
Please be sure to sign and date      Date                        either of them or their substitutes may lawfully do or cause
this Proxy in the box below.                                     to be done by virtue hereof and revokes all former proxies.
-------------------------------      -------------------------
                                                                    Please sign exactly as your name(s) appear(s) on stock
                                                                 records.  When signing as attorney, administrator, trustee,
__Stockholder sign above_____ Co-holder (if any) sign above___   guardian or corporate officer, please so indicate.

-----------------------------------------------------------------------------------------------------------------------------------
                          - Detach above card, sign, date and mail in postage paid envelope provided. -
                                                     INTERFACE SYSTEMS, INC.

                           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF INTERFACE SYSTEMS, INC.
                                                       PLEASE ACT PROMPTLY
                                             SIGN, DATE & MAIL YOUR PROXY CARD TODAY